UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21662

CAPSTONE CHURCH BOND FUND
(Exact name of Registrant as Specified in Charter)

5847 San Felipe, Suite 4100
Houston, Texas 77057

(Address of principal executive offices)

(Zip code)

Edward L. Jaroski
5847 San Felipe, Suite 4100
Houston, Texas 77057

(Name and Address of Agent for Service)

Copies to:
David J. Harris
Dechert LLP
1775 Eye Street, N.W.
Washington, D.C. 20006

Registrant's telephone number, including Area Code: (800) 262-6631

Date of fiscal year end: September 30

Date of reporting period: March 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

March 31, 2011

Capstone Church Capital Fund

Semi-Annual Report

The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

CAPSTONE CHURCH CAPITAL FUND

LETTER TO SHAREHOLDERS

MARCH 31, 2011 (UNAUDITED)

Dear Shareholder:

We are pleased to present the Semi-Annual Report for the Capstone Church Capital Fund (the “Fund”) for the period ending March 31, 2011. The Fund is an investment company focused on investing in church bonds and church mortgage loans. The Annual Report includes detailed information about the Fund, including performance information, portfolio holdings, financial statements and comments from the portfolio manager regarding the fixed income market and outlook.

The objective of the Fund is to provide a high level of current income with investments primarily in church bonds and church mortgage loans. Additionally, the Fund represents a unique opportunity for investors to participate in the growth and expansion of America's churches.

Fixed Income Market Overview

The fixed income market has begun to feel the effects of the Fed policies, most notable the increased level of borrowing and monetary easing on the National account.  This has had the effect of making goods more expensive and increasing inflation.  Although we have not seen much evidence of higher interest rates, it is hard to imagine that they are not in our near future.  Increased borrowing weakens our national balance sheet and in so doing weakens U.S. credit quality and will necessarily increase the rate we have to pay.

Performance

The Capstone Church Capital Fund produced a 0.54% and -3.41 % total return at Net Asset Value for the six month and twelve month periods ending March 31, 2011. During previous years, the total return was primarily determined by the portfolio income.  The Barclays Capital U.S. Credit Index returned -1.90 % and 5.26% for the six months and twelve months periods ending March 31, 2011.

The Capstone Church Capital Fund performance reflects valuation procedures that utilize real estate sales and appraisals to assist with determining the fair value of underperforming and non performing bonds.  The 12 month returns reflect the significant deterioration in the overall real estate market and specifically in the church bonds and mortgages held by the Fund. The 6 month returns reflect some improved stability in the church bonds and mortgages while the broader market continued its general decline. Churches continue to experience a decline in giving and a reduction in the underlying value of their real estate.

CAPSTONE CHURCH CAPITAL FUND

LETTER TO SHAREHOLDERS (CONTINUED)

MARCH 31, 2011 (UNAUDITED)

During the six month and twelve month periods ending March 31, 2011 the Fund paid dividends totaling $0.580 and $1.145, respectively.

Outlook

The church bond market continues to be in a difficult environment.  It does appear that the real estate market has begun to stabilize, albeit at a low level.  Unfortunately this means that the loans that were taken out by many churches a few years ago are, based on current real estate values, not fully covered by the underlying real estate value.  This lower real estate value necessarily negatively impacts the valuation of the bonds that are backed by these properties.  On top of the real estate valuation, the poor economy has resulted in a decline in giving to many of the churches.  This means it is difficult for these churches to meet their obligations which include interest and principal payments on their loans.  We reflected these significant changes in the valuations for the bonds and mortgages in the Capstone Church Capital Fund and will continue to do so as future valuations change.  We continue to believe that church obligations remain a good place to invest but, as we have noted before, difficult times are negatively impacting giving to churches and the value of the real estate which backs the churches’ bonds and mortgages.  We cannot speculate when these difficulties will be overcome.

Church Bond Valuation

As we discussed in the report to shareholders in the Fund’s September 30, 2010 Annual Report, the Fund obtained appraisals on certain investments in December 2010 and January 2011.  These appraisals indicated that the real estate market continues to deteriorate and that deterioration was reflected in the September 30, 2010 year end holdings of the Fund.  As a consequence, all transactions involving fund shares subsequent to September 30, 2010, were reprocessed using the adjusted share values.    The Fund’s Investment Advisor reimbursed the Fund for losses that could not be recovered by the Fund through the reprocessing of the share transactions.

CAPSTONE CHURCH CAPITAL FUND

LETTER TO SHAREHOLDERS (CONTINUED)

MARCH 31, 2011 (UNAUDITED)

Thank you for selecting the Capstone Church Capital Fund

For more information about the Capstone Church Capital Fund, we invite you to contact us at 800-262-6631. You may also visit our website at www.capstonechurchcapitalfund.com.  We value your business, and we look forward to servicing your investment needs for many years to come.

Sincerely,

Edward L. Jaroski

President

Capstone Church Capital Fund

Claude C. Cody IV

Senior Vice President/Portfolio Manager

Capstone Church Capital Fund

CAPSTONE CHURCH CAPITAL FUND

STATE SECTOR DIVERSIFICATION

MARCH 31, 2011 (UNAUDITED)

The table below sets forth the diversification of the Capstone Church Capital Fund investments by State.

State Diversification - Bonds and Mortgages		Percent*
	Alabama	0.97%
	Arizona	9.31%
	Arkansas	0.24%
	California	19.33%
	Colorado	1.08%
	Connecticut	1.19%
	Florida	15.67%
	Georgia	6.69%
	Illinois	1.95%
	Indiana	4.25%
	Louisiana	3.91%
	Maryland	0.06%
	Massachusetts	3.47%
	Michigan	0.29%
	Nevada	1.07%
	New Jersey	3.17%
	North Carolina	0.10%
	Ohio	3.03%
	Pennsylvania	1.30%
	Rhode Island	2.63%
	Tennessee	3.23%
	Texas	11.21%
	Virginia	1.37%
	Washington	1.50%
	Washington, DC	1.05%
	Wisconsin	0.43%
	Total Bonds and Mortgages	98.50%
Other
	U.S. Treasury Obligations	0.36%
	Short-Term Investments	3.22%
	Other	(2.08)%
		104.16%

* Percentages indicated are based on total net assets as of March 31, 2011.

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2011 (UNAUDITED)

Shares/Principal Amount			Fair Value

CHURCH MORTGAGE BONDS - 87.80% (a)

Alabama		0.97%
	East Memorial Baptist Church
124,000	7.80%, 04/15/2026		$122,301
32,000	7.80%, 10/15/2025		31,837
	First Baptist Church of Irondale (g)
22,000	7.50%, 04/10/2017		22,099
23,000	7.50%, 10/10/2017		23,120
24,000	7.50%, 04/10/2018		24,139
25,000	7.50%, 04/10/2019		25,023
28,000	7.50%, 04/10/2020		27,860
30,000	7.50%, 04/10/2021		29,850
25,000	7.50%, 10/10/2018		25,158
27,000	7.50%, 10/10/2019		27,032
28,000	7.50%, 10/10/2020		27,860
32,000	8.00%, 04/10/2022		32,070
31,000	8.00%, 10/10/2021		31,062
Arizona		9.31%
	First Southern Baptist Church of Lake Havasu City, Inc.
32,000	7.60%, 03/19/2028		31,840
38,000	7.60%, 03/19/2029		37,810
41,000	7.60%, 03/19/2030		40,795
44,000	7.60%, 03/19/2031		43,780
48,000	7.60%, 03/19/2032		47,760
51,000	7.60%, 03/19/2033		50,745
55,000	7.60%, 03/19/2034		54,725
60,000	7.60%, 03/19/2035		59,700
64,000	7.60%, 03/19/2036		63,680
70,000	7.60%, 03/19/2037		69,650
75,000	7.60%, 03/19/2038		74,625
37,000	7.60%, 09/19/2028		36,815
40,000	7.60%, 09/19/2029		39,800
43,000	7.60%, 09/19/2030		42,785

(a)  The Issuer has the right to redeem the Bonds on any quarterly anniversary of the issue date, in whole or in part, without premium or penalty.  The Issuer does not have the right to extend the terms of the offering.  The Bonds are generally considered to be illiquid due to the limited, if any, secondary market.

(g)  Security is pledged as collateral for the note payable.

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2011 (UNAUDITED)

Shares/Principal Amount			Fair Value

46,000	7.60%, 09/19/2031		45,770
50,000	7.60%, 09/19/2032		49,750
54,000	7.60%, 09/19/2033		53,730
58,000	7.60%, 09/19/2034		57,710
62,000	7.60%, 09/19/2035		61,690
42,000	7.60%, 09/19/2036		41,790
72,000	7.60%, 09/19/2037		71,640
24,000	8.00%, 03/19/2023		24,062
25,000	8.00%, 09/19/2023		25,070
	NAOS, Inc., dba Pure Heart Christian Fellowship
2,700,000	6.90%, 07/15/2029		2,686,230
	Northwest Christian School, Phoenix
500,000	7.75%, 01/01/2034		497,400
Arkansas
	Bella Vista Assembly of God (g)	0.24%
113,000	8.00%, 03/01/2034		112,424
California		16.07%
	First Baptist Church of Clovis
12,000	7.30%, 04/15/2024		12,040
16,000	7.30%, 04/15/2033		15,920
75,000	7.30%, 04/15/2034		74,625
81,000	7.30%, 04/15/2035		80,595
88,000	7.30%, 04/15/2036		87,560
94,000	7.30%, 04/15/2037		93,530
20,000	7.30%, 10/15/2030		19,900
73,000	7.30%, 10/15/2033		72,635
78,000	7.30%, 10/15/2034		77,610
84,000	7.30%, 10/15/2035		83,580
90,000	7.30%, 10/15/2036		89,550
	Kern Christian Center
20,000	7.60%, 04/01/2024		20,064
21,000	7.60%, 04/01/2025		21,073
21,000	7.60%, 10/01/2024		21,071
23,000	7.60%, 10/01/2025		23,085

(g)  Security is pledged as collateral for the note payable.

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2011 (UNAUDITED)

Shares/Principal Amount		Fair Value

	Montecito Park Union Church (g)
40,000	7.30%, 04/15/2023	40,116
43,000	7.30%, 04/15/2024	43,142
39,000	7.30%, 10/15/2022	39,105
41,000	7.30%, 10/15/2023	41,127
45,000	7.30%, 10/15/2024	45,157
	Revival Pentecostal Tabernacle of San Diego
18,000	7.20%, 06/15/2021	17,906
18,000	7.20%, 12/15/2021	17,906
34,000	7.30%, 06/15/2030	33,823
36,000	7.30%, 06/15/2031	35,813
39,000	7.30%, 06/15/2032	38,797
42,000	7.30%, 06/15/2033	41,782
45,000	7.30%, 06/15/2034	44,766
49,000	7.30%, 06/15/2035	48,745
53,000	7.30%, 06/15/2036	52,724
57,000	7.30%, 06/15/2037	56,704
26,000	7.30%, 12/15/2029	25,865
36,000	7.30%, 12/15/2030	35,813
39,000	7.30%, 12/15/2031	38,797
41,000	7.30%, 12/15/2032	40,787
44,000	7.30%, 12/15/2033	43,771
48,000	7.30%, 12/15/2034	47,750
50,000	7.30%, 12/15/2035	49,740
54,000	7.30%, 12/15/2036	53,719
	San Bernardino Church of God Christian Centre (c)
68,000	8.30%, 03/15/2024	51,422
73,000	8.30%, 09/15/2025	55,203
	Sonrise Baptist Church of Clovis (c)
9,000	7.60%, 01/15/2030	4,842
32,000	7.60%, 01/15/2031	17,216
35,000	7.60%, 01/15/2032	18,830
37,000	7.60%, 01/15/2033	19,906
40,000	7.60%, 01/15/2034	21,520
43,000	7.60%, 01/15/2035	23,134

(c)  In default.  Security is considered non-income producing, as no interest was paid on the last interest payment date prior to March 31, 2011.

(g)  Security is pledged as collateral for the note payable.

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2011 (UNAUDITED)

Shares/Principal Amount		Fair Value

46,000	7.60%, 01/15/2036	24,748
50,000	7.60%, 01/15/2037	26,900
54,000	7.60%, 01/15/2038	29,052
1,000	7.60%, 07/15/2028	538
1,000	7.60%, 07/15/2030	538
33,000	7.60%, 07/15/2031	17,754
36,000	7.60%, 07/15/2032	19,368
13,000	7.60%, 07/15/2033	6,994
42,000	7.60%, 07/15/2034	22,596
45,000	7.60%, 07/15/2035	24,210
49,000	7.60%, 07/15/2036	26,362
52,000	7.60%, 07/15/2037	27,976
31,000	7.60%, 07/15/2038	16,678
	Trinity Southern Baptist Church of Livermore, California (g)
46,000	7.10%, 03/18/2016	45,959
53,000	7.20%, 03/18/2018	53,307
60,000	7.30%, 03/18/2029	59,700
124,000	7.30%, 03/18/2030	123,380
143,000	7.30%, 03/18/2032	142,285
153,000	7.30%, 03/18/2034	152,235
190,000	7.30%, 03/18/2036	189,050
48,000	7.20%, 09/18/2019	48,058
53,000	7.20%, 09/18/2020	52,735
96,000	7.30%, 09/18/2026	95,520
50,000	7.30%, 09/18/2027	49,750
50,000	7.30%, 09/18/2028	49,750
60,000	7.30%, 09/18/2029	59,700
128,000	7.30%, 09/18/2030	127,360
148,000	7.30%, 09/18/2032	147,260
159,000	7.30%, 09/18/2033	158,205
211,000	7.30%, 09/18/2037	209,945
228,000	7.30%, 09/18/2038	226,860
	Victory Christian Center of the Desert, Inc.
31,000	8.40%, 04/15/2021	31,050
34,000	8.40%, 04/15/2022	34,068
36,000	8.40%, 04/15/2023	36,086

(a)

Security is pledged as collateral for the note payable.

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2011 (UNAUDITED)

Shares/Principal Amount		Fair Value

40,000	8.40%, 04/15/2024	40,112
43,000	8.40%, 04/15/2025	43,133
47,000	8.40%, 04/15/2026	46,760
51,000	8.40%, 04/15/2027	50,740
55,000	8.40%, 04/15/2028	54,720
60,000	8.40%, 04/15/2029	59,694
65,000	8.40%, 04/15/2030	64,669
70,000	8.40%, 04/15/2031	69,643
76,000	8.40%, 04/15/2032	75,612
83,000	8.40%, 04/15/2033	82,577
90,000	8.40%, 04/15/2034	89,541
30,000	8.40%, 10/15/2020	30,042
32,000	8.40%, 10/15/2021	32,058
35,000	8.40%, 10/15/2022	35,077
38,000	8.40%, 10/15/2023	38,099
41,000	8.40%, 10/15/2024	41,119
45,000	8.40%, 10/15/2025	45,149
48,000	8.40%, 10/15/2026	47,755
53,000	8.40%, 10/15/2027	52,730
57,000	8.40%, 10/15/2028	56,709
62,000	8.40%, 10/15/2029	61,684
68,000	8.40%, 10/15/2030	67,653
74,000	8.40%, 10/15/2031	73,623
80,000	8.40%, 10/15/2032	79,592
87,000	8.40%, 10/15/2033	86,556
69,000	8.40%, 10/15/2034	68,648
	"The Well" Ministry of Rescue
21,000	8.40%, 05/15/2020	20,891
23,000	8.40%, 05/15/2021	22,880
25,000	8.40%, 05/15/2022	25,050
27,000	8.40%, 05/15/2023	27,065
22,000	8.40%, 11/15/2020	21,886
24,000	8.40%, 11/15/2021	24,043
26,000	8.40%, 11/15/2022	26,057
28,000	8.40%, 11/15/2023	28,070

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2011 (UNAUDITED)

Shares/Principal Amount			Fair Value

	The United Pentecostal Church of Modesto, Inc.
43,000	7.50%, 05/21/2021		40,639
45,000	7.50%, 05/21/2022		42,529
20,000	7.50%, 11/21/2020		18,902
43,000	7.50%, 11/21/2021		40,639
53,000	7.60%, 05/21/2024		50,504
56,000	7.60%, 05/21/2025		53,385
62,000	7.60%, 05/21/2026		58,596
66,000	7.60%, 05/21/2027		62,377
71,000	7.60%, 05/21/2028		67,102
89,000	7.60%, 05/21/2031		84,114
96,000	7.60%, 05/21/2032		90,730
103,000	7.60%, 05/21/2033		97,345
112,000	7.60%, 05/21/2034		105,851
51,000	7.60%, 11/21/2023		48,593
55,000	7.60%, 11/21/2024		52,420
59,000	7.60%, 11/21/2025		56,251
69,000	7.60%, 11/21/2027		65,212
73,000	7.60%, 11/21/2028		68,992
86,000	7.60%, 11/21/2030		81,279
92,000	7.60%, 11/21/2031		86,949
99,000	7.60%, 11/21/2032		93,565
115,000	7.60%, 11/21/2034		108,687
Colorado		1.08%
	Crossroads Church of Denver, Inc.
500,000	7.50%, 11/01/2038		497,450
Connecticut		1.19%
	Full Gospel Foundation Building Ministries International (g)
19,000	7.50%, 01/21/2021		18,901
21,000	7.50%, 01/21/2022		20,891
22,000	7.50%, 01/21/2023		21,886
24,000	7.50%, 07/21/2023		23,875
23,000	7.60%, 01/21/2026		23,083
30,000	7.60%, 01/21/2027		29,844
32,000	7.60%, 01/21/2028		31,834
35,000	7.60%, 01/21/2029		34,818

(a)

Security is pledged as collateral for the note payable.

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2011 (UNAUDITED)

Shares/Principal Amount			Fair Value

38,000	7.60%, 01/21/2030		37,802
40,000	7.60%, 01/21/2031		39,792
43,000	7.60%, 01/21/2032		42,776
29,000	7.60%, 07/21/2026		28,849
33,000	7.60%, 07/21/2028		32,828
36,000	7.60%, 07/21/2029		35,813
39,000	7.60%, 07/21/2030		38,797
42,000	7.60%, 07/21/2031		41,782
45,000	7.60%, 07/21/2032		44,766
Florida		15.67%
	Abyssinia Missionary Baptist Church Ministries, Inc.
257,000	7.50%, 03/15/2027		255,689
212,000	7.50%, 03/15/2028		210,919
187,000	7.50%, 03/15/2029		186,046
166,000	7.50%, 09/15/2027		165,153
120,000	7.50%, 09/15/2028		119,388
145,000	7.50%, 09/15/2029		144,261
290,000	7.50%, 03/15/2030		288,521
332,000	7.50%, 09/15/2030		330,307
91,000	7.50%, 03/15/2031		90,536
	Bethel Baptist Institutional Church, Inc. (c)
150,000	7.80%, 01/21/2021		71,070
75,000	7.90%, 01/21/2026		35,850
523,000	7.90%, 01/21/2030		247,797
124,000	7.90%, 07/21/2023		59,210
251,000	7.90%, 07/21/2025		119,953
129,000	7.90%, 07/21/2026		61,120
171,000	7.90%, 07/21/2027		81,020
218,000	7.90%, 07/21/2028		103,288
259,000	7.90%, 07/21/2030		122,714
	Celebration Baptist Church of Jacksonville, Florida, Inc.
17,000	8.10%, 06/15/2015		17,090
33,000	8.20%, 12/15/2015		32,954
29,000	8.40%, 12/15/2029		28,849
69,000	8.40%, 06/15/2021		68,641
74,000	8.40%, 06/15/2022		74,148

(a)

In default.  Security is considered non-income producing, as no interest was paid on the last interest payment date prior to March 31, 2011.

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2011 (UNAUDITED)

Shares/Principal Amount		Fair Value

10,000	8.40%, 06/15/2025	10,030
24,000	8.40%, 06/15/2027	23,875
199,000	8.40%, 06/15/2034	197,965
65,000	8.40%, 12/15/2020	64,662
71,000	8.40%, 12/15/2021	71,128
71,000	8.40%, 12/15/2022	71,156
23,000	8.40%, 12/15/2026	22,880
32,000	8.40%, 12/15/2030	31,834
117,000	8.40%, 12/15/2032	116,392
84,000	8.40%, 12/15/2033	83,563
70,000	8.40%, 12/15/2034	69,636
	LifePoint Community Church of Tampa Bay, Inc.
71,000	8.40%, 04/20/2019	71,050
78,000	8.40%, 04/20/2020	77,602
84,000	8.40%, 04/20/2021	83,572
99,000	8.40%, 04/20/2023	99,238
108,000	8.40%, 04/20/2024	108,302
44,000	8.40%, 10/20/2018	44,264
75,000	8.40%, 10/20/2019	75,068
82,000	8.40%, 10/20/2020	81,582
89,000	8.40%, 10/20/2021	88,546
86,000	8.40%, 10/20/2022	86,189
43,000	8.40%, 10/20/2025	43,138
25,000	8.40%, 04/20/2031	24,873
100,000	8.40%, 10/20/2030	99,480
	Manifestations Worldwide, Inc.
29,000	7.60%, 03/17/2025	29,102
31,000	7.60%, 03/17/2026	31,118
33,000	7.60%, 03/17/2027	32,835
36,000	7.60%, 03/17/2028	35,820
38,000	7.60%, 03/17/2029	37,810
41,000	7.60%, 03/17/2030	40,795
44,000	7.60%, 03/17/2031	43,780
48,000	7.60%, 03/17/2032	47,760
52,000	7.60%, 03/17/2033	51,740
56,000	7.60%, 03/17/2034	55,720

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2011 (UNAUDITED)

Shares/Principal Amount		Fair Value

60,000	7.60%, 03/17/2035	59,700
65,000	7.60%, 03/17/2036	64,675
70,000	7.60%, 03/17/2037	69,650
76,000	7.60%, 03/17/2038	75,620
8,000	7.60%, 09/17/2024	8,026
29,000	7.60%, 09/17/2025	29,104
33,000	7.60%, 09/17/2026	32,835
34,000	7.60%, 09/17/2027	33,830
38,000	7.60%, 09/17/2028	37,810
41,000	7.60%, 09/17/2029	40,795
44,000	7.60%, 09/17/2030	43,780
47,000	7.60%, 09/17/2031	46,765
51,000	7.60%, 09/17/2032	50,745
54,000	7.60%, 09/17/2033	53,730
59,000	7.60%, 09/17/2034	58,705
63,000	7.60%, 09/17/2035	62,685
68,000	7.60%, 09/17/2036	67,660
73,000	7.60%, 09/17/2037	72,635
79,000	7.60%, 09/17/2038	78,605
	Iglesia Cristiana La Nueva Jerusalem, Inc.
100,000	7.50%, 02/5/2031	83,700
54,000	7.50%, 08/5/2029	45,214
146,000	7.50%, 02/5/2029	122,260
112,000	7.50%, 02/5/2027	93,845
	Philadelphia Haitian Baptist Church of Orlando, Inc. (c)(d)
33,000	7.70%, 05/28/2013	20,028
26,000	7.70%, 11/28/2012	15,774
34,000	7.70%, 11/28/2013	20,607
35,000	7.80%, 05/28/2014	21,143
63,000	8.40%, 05/28/2021	37,643
68,000	8.40%, 05/28/2022	40,630
30,000	8.40%, 05/28/2024	18,066
86,000	8.40%, 05/28/2025	51,806
93,000	8.40%, 05/28/2026	55,568
154,000	8.40%, 05/28/2032	92,015

(c)  In default.  Security is considered non-income producing, as no interest was paid on the last interest payment date prior to March 31, 2011.

(d)  In default.  The trustee of the issuer has initiated foreclosure proceedings against the bond issuer.

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2011 (UNAUDITED)

Shares/Principal Amount			Fair Value

64,000	8.40% 11/28/2021		38,240
32,000	8.40% 11/28/2023		19,120
33,000	8.40% 11/28/2024		19,876
91,000	8.40% 11/28/2025		54,828
98,000	8.40% 11/28/2026		58,555
42,000	8.40% 11/28/2031		25,095
156,000	8.40% 11/28/2032		93,210
	Truth For Living Ministries, Inc. (c)
78,000	7.80%, 03/15/2024		55,123
81,000	7.80%, 09/15/2024		57,243
36,000	7.80%, 09/15/2027		25,441
49,000	7.80%, 03/15/2028		34,628
Georgia		4.95%
	Bible Baptist Church of Newnan, Inc. (c)(e)
32,000	7.60%, 03/01/2015		16,566
33,000	7.70%, 09/01/2015		16,982
11,000	7.80%, 09/01/2018		5,682
39,000	7.80%, 03/01/2018		20,132
46,000	7.80%, 03/01/2020		23,644
50,000	7.80%, 03/01/2021		25,540
45,000	7.80%, 09/01/2019		23,126
48,000	7.80%, 09/01/2020		24,518
50,000	7.90%, 03/01/2023		25,735
56,000	7.90%, 09/01/2022		28,818
38,000	7.90%, 03/01/2034		19,410
159,000	7.90%, 03/01/2036		81,217
89,000	7.90%, 09/01/2035		45,951
64,000	7.90%, 09/01/2036		33,050
54,000	8.00%, 03/01/2022		27,783
51,000	8.00%, 09/01/2021		26,234
	Restoration in the Word International Ministries, Inc. (c)(e)
7,000	7.80%, 11/15/2017		7,036
6,000	7.80%, 05/15/2018		6,034
7,000	7.80%, 05/15/2019		7,006
8,000	7.80%, 05/15/2020		7,959

(c)  In default.  Security is considered non-income producing, as no interest was paid on the last interest payment date prior to March 31, 2011.

(e)  The trustee of the issuer has completed foreclosure proceedings against the bond issuer.

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2011 (UNAUDITED)

Shares/Principal Amount			Fair Value

8,000	7.80%, 05/15/2021		7,959
7,000	7.80%, 11/15/2018		7,043
8,000	7.80%, 11/15/2019		8,008
8,000	7.80%, 11/15/2020		7,959
9,000	8.00%, 05/15/2022		9,019
9,000	8.00%, 11/15/2021		9,017
	Victory Baptist Church of Loganville, Inc.
67,000	7.90% 01/15/2030		66,652
72,000	7.90% 01/15/2031		71,626
78,000	7.90% 01/15/2032		77,594
84,000	7.90% 01/15/2033		83,563
90,000	7.90% 01/15/2034		89,532
98,000	7.90% 01/15/2035		97,490
106,000	7.90% 01/15/2036		105,449
115,000	7.90% 01/15/2037		114,402
123,000	7.90% 01/15/2038		122,360
69,000	7.90% 07/15/2030		68,641
74,000	7.90% 07/15/2031		73,615
81,000	7.90% 07/15/2032		80,579
87,000	7.90% 07/15/2033		86,548
95,000	7.90% 07/15/2034		94,506
101,000	7.90% 07/15/2035		100,475
110,000	7.90% 07/15/2036		109,428
119,000	7.90% 07/15/2037		118,381
129,000	7.90% 07/15/2038		128,329
42,000	8.00% 01/15/2024		42,114
40,000	8.00% 07/15/2023		40,100
Illinois
	First Baptist Church of Melrose Park	1.95%
35,000	7.80%, 06/12/2019		32,924
37,000	7.80%, 06/12/2020		34,599
41,000	7.80%, 06/12/2021		38,339
45,000	7.80%, 06/12/2022		42,079
37,000	7.80%, 12/12/2019		34,817
40,000	7.80%, 12/12/2020		37,404
42,000	7.80%, 12/12/2021		39,274

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2011 (UNAUDITED)

Shares/Principal Amount			Fair Value

51,000	7.90%, 06/12/2024		48,083
56,000	7.90%, 06/12/2025		52,814
43,000	7.90%, 06/12/2030		40,209
112,000	7.90%, 06/12/2034		104,731
50,000	7.90%, 12/12/2023		47,130
54,000	7.90%, 12/12/2024		50,917
86,000	7.90%, 12/12/2030		80,419
24,000	7.90%, 12/12/2033		22,442
117,000	7.90%, 12/12/2034		109,407
48,000	8.00%, 06/12/2023		45,235
45,000	8.00%, 12/12/2022		42,399
Indiana		4.25%
	Madison Park Church of God, Inc.
70,000	7.90%, 01/31/2024		66,689
100,000	7.90%, 01/31/2025		95,300
100,000	7.90%, 01/31/2026		95,330
50,000	7.90%, 01/31/2027		47,255
100,000	7.90%, 01/31/2028		94,510
193,000	7.90%, 01/31/2029		182,404
169,000	7.90%, 01/31/2032		159,722
151,000	7.90%, 07/31/2025		143,933
95,000	7.90%, 07/31/2029		89,784
306,000	7.90%, 07/31/2031		289,201
196,000	8.00%, 01/31/2023		186,651
189,000	8.00%, 07/31/2022		179,947
	Mizpah, Inc. Ebenezer Missionary Baptist Church
27,000	7.90%, 06/22/2033		26,860
29,000	7.90%, 06/22/2034		28,849
32,000	7.90%, 06/22/2035		31,834
34,000	7.90%, 06/22/2036		33,823
38,000	7.90%, 06/22/2037		37,802
24,000	7.90%, 12/22/2031		23,875
26,000	7.90%, 12/22/2032		25,865
29,000	7.90%, 12/22/2033		28,849
31,000	7.90%, 12/22/2034		30,839
33,000	7.90%, 12/22/2035		32,828
36,000	7.90%, 12/22/2036		35,813

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2011 (UNAUDITED)

Shares/Principal Amount			Fair Value

Louisiana		3.91%
	Living Way Apostolic Church, Inc.
43,000	7.80%, 04/20/2019		43,034
49,000	7.80%, 04/20/2021		48,750
44,000	7.80%, 10/20/2019		44,048
48,000	7.80%, 10/20/2020		47,755
52,000	7.80%, 10/20/2021		51,735
73,000	7.90%, 04/20/2026		72,628
79,000	7.90%, 04/20/2027		78,597
85,000	7.90%, 04/20/2028		84,567
47,000	7.90%, 04/20/2029		46,760
100,000	7.90%, 04/20/2030		99,490
103,000	7.90%, 04/20/2031		102,475
91,000	7.90%, 04/20/2032		90,536
126,000	7.90%, 04/20/2033		125,357
136,000	7.90%, 04/20/2034		135,306
70,000	7.90%, 10/20/2025		70,245
88,000	7.90%, 10/20/2028		87,551
96,000	7.90%, 10/20/2029		95,510
103,000	7.90%, 10/20/2030		102,475
15,000	7.90%, 10/20/2031		14,924
121,000	7.90%, 10/20/2032		120,383
141,000	7.90%, 10/20/2034		140,281
53,000	8.00%, 04/20/2022		53,117
56,000	8.00%, 10/20/2022		56,134
Maryland		0.06%
	Ark of Safety Christian Church, Inc. (c)
40,000	8.00%, 04/15/2029		27,668
Massachusetts		3.47%
	Harvest Ministries of New England, Inc.
12,000	7.30%, 02/20/2025		12,042
67,000	7.30%, 02/20/2026		67,261
71,000	7.30%, 02/20/2027		70,638
76,000	7.30%, 02/20/2028		75,612
83,000	7.30%, 02/20/2029		82,577
89,000	7.30%, 02/20/2030		88,546

(a)

In default.  Security is considered non-income producing, as no interest was paid on the last interest payment date prior to March 31, 2011.

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2011 (UNAUDITED)

Shares/Principal Amount			Fair Value

95,000	7.30%, 02/20/2031		94,515
95,000	7.30%, 02/20/2033		94,515
118,000	7.30%, 02/20/2034		117,398
127,000	7.30%, 02/20/2035		126,352
64,000	7.30%, 08/20/2025		64,237
69,000	7.30%, 08/20/2026		68,648
75,000	7.30%, 08/20/2027		74,618
80,000	7.30%, 08/20/2028		79,592
85,000	7.30%, 08/20/2029		84,567
99,000	7.30%, 08/20/2031		98,495
63,000	7.30%, 08/20/2032		62,679
114,000	7.30%, 08/20/2033		113,419
132,000	7.30%, 08/20/2035		131,327
Michigan		0.29%
	Living Bread Ministries, Inc. (c)
10,000	7.50%, 02/15/2016		7,753
22,000	7.50%, 02/15/2017		17,090
24,000	7.50%, 02/15/2018		18,579
26,000	7.50%, 02/15/2019		20,150
21,000	7.50%, 08/15/2016		16,296
22,000	7.50%, 08/15/2017		17,019
24,000	7.50%, 08/15/2018		18,590
26,000	7.50%, 08/15/2019		20,038
Nevada		0.15%
	New Song Lutheran Church, Inc.
16,000	7.80%, 06/01/2015		16,087
18,000	7.80%, 06/01/2016		18,133
17,000	7.80%, 12/01/2015		17,109
18,000	7.80%, 12/01/2016		18,151
New Jersey		1.52%
	International Faith Ministries, Inc. (c) (d)
13,000	7.90%, 05/10/2023		9,703
15,000	7.90%, 05/10/2024		11,201
16,000	7.90%, 05/10/2025		11,952
24,000	7.90%, 05/10/2028		17,777

(c)  In default.  Security is considered non-income producing, as no interest was paid on the last interest payment date prior to March 31, 2011.

(d)  In default.  The trustee of the issuer has initiated foreclosure proceedings against the bond issuer.

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2011 (UNAUDITED)

Shares/Principal Amount			Fair Value

27,000	7.90%, 05/10/2029		19,999
30,000	7.90%, 05/10/2030		22,221
33,000	7.90%, 05/10/2031		24,443
36,000	7.90%, 05/10/2032		26,665
40,000	7.90%, 05/10/2033		29,628
44,000	7.90%, 05/10/2034		32,591
48,000	7.90%, 05/10/2035		35,554
52,000	7.90%, 05/10/2036		38,516
61,000	7.90%, 05/10/2037		45,183
24,000	7.90%, 11/10/2023		17,918
26,000	7.90%, 11/10/2024		19,417
28,000	7.90%, 11/10/2025		20,919
22,000	7.90%, 11/10/2027		16,295
35,000	7.90%, 11/10/2028		25,924
37,000	7.90%, 11/10/2029		27,406
41,000	7.90%, 11/10/2030		30,369
33,000	7.90%, 11/10/2031		24,443
48,000	7.90%, 11/10/2032		35,554
56,000	7.90%, 11/10/2034		41,479
61,000	7.90%, 11/10/2035		45,183
66,000	7.90%, 11/10/2036		48,886
11,000	8.00%, 05/10/2022		8,207
22,000	8.00%, 11/10/2022		16,416
North Carolina		0.10%
	Accumulated Resources of Kindred Spirits (c) (e)
66,000	7.75%, 12/01/2009		46,662
Ohio		3.03%
	Worldview Community Church (c)
15,000	7.50%, 06/12/2018		12,655
60,000	7.50%, 12/12/2020		50,070
62,000	7.50%, 06/12/2021		51,739
65,000	7.50%, 12/12/2021		54,242
67,000	8.00%, 06/12/2022		56,320
70,000	8.00%, 12/12/2022		58,849

(c)  In default.  Security is considered non-income producing, as no interest was paid on the last interest payment date prior to March 31, 2011.

(e)  The trustee of the issuer has completed foreclosure proceedings against the bond issuer.

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2011 (UNAUDITED)

Shares/Principal Amount			Fair Value

73,000	7.60%, 06/12/2023		61,400
75,000	7.60%, 12/12/2023		63,090
78,000	7.60%, 06/12/2024		65,629
82,000	7.60%, 12/12/2024		69,003
84,000	7.60%, 06/12/2025		70,703
109,000	7.60%, 06/12/2032		90,961
118,000	7.60%, 12/12/2029		98,471
127,000	7.60%, 12/12/2030		105,982
132,000	7.60%, 06/12/2031		110,154
148,000	7.60%, 12/12/2032		123,506
153,000	7.60%, 06/12/2033		127,679
159,000	7.60%, 12/12/2033		132,686
Pennsylvania		1.30%
	Impacting Your World Ministries, Inc.
18,000	6.70%, 09/10/2011		17,996
18,000	6.90%, 03/10/2012		18,121
25,000	7.00%, 09/10/2012		25,248
26,000	7.20%, 03/10/2013		26,260
34,000	7.20%, 03/10/2014		34,272
34,000	7.20%, 09/10/2013		34,432
43,000	7.20%, 09/10/2014		43,168
43,000	7.30%, 03/10/2015		43,219
47,000	7.30%, 03/10/2016		46,953
46,000	7.30%, 09/10/2015		45,940
49,000	7.30%, 09/10/2016		48,966
51,000	7.40%, 03/10/2017		51,224
52,000	7.40%, 09/10/2017		52,000
55,000	7.50%, 03/10/2018		55,308
56,000	7.50%, 09/10/2018		56,347
Rhode Island		2.63%
	The Cathedral of Life Christian Assembly
7,000	7.60%, 08/15/2037		6,964
10,000	7.50%, 08/15/2016		10,080
11,000	7.50%, 08/15/2017		11,054
15,000	7.30%, 08/15/2014		15,100
23,000	7.50%, 02/15/2021		22,883
23,000	7.50%, 08/15/2020		22,883

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2011 (UNAUDITED)

Shares/Principal Amount			Fair Value

25,000	7.50%, 02/15/2022		24,873
25,000	7.50%, 08/15/2021		24,873
26,000	8.00%, 08/15/2022		26,057
28,000	8.00%, 02/15/2023		28,067
35,000	7.60%, 08/15/2026		34,822
37,000	7.60%, 02/15/2027		36,811
39,000	7.60%, 08/15/2027		38,801
40,000	7.60%, 02/15/2028		39,796
41,000	7.60%, 08/15/2028		40,791
43,000	7.60%, 02/15/2029		42,781
45,000	7.60%, 08/15/2029		44,771
46,000	7.60%, 02/15/2030		45,765
48,000	7.60%, 08/15/2030		47,755
50,000	7.60%, 02/15/2031		49,745
52,000	7.60%, 08/15/2031		51,735
53,000	7.60%, 02/15/2032		52,730
58,000	7.60%, 02/15/2033		57,704
58,000	7.60%, 02/15/2037		57,704
60,000	7.60%, 08/15/2033		59,694
62,000	7.60%, 02/15/2034		61,684
62,000	7.60%, 08/15/2036		61,684
65,000	7.60%, 08/15/2034		64,667
67,000	7.60%, 02/15/2035		66,658
70,000	7.60%, 08/15/2035		69,643
Tennessee		3.23%
	Grace Christian Fellowship Church, Inc.
20,000	8.40%, 07/18/2029		16,912
21,000	8.40%, 04/18/2031		17,760
30,000	8.40%, 01/18/2029		25,368
34,000	8.40%, 07/18/2024		28,978
35,000	8.40%, 10/18/2028		29,599
38,000	8.40%, 07/18/2021		32,133
38,000	8.40%, 07/18/2031		32,133
39,000	8.40%, 10/18/2021		32,982
40,000	8.40%, 01/18/2022		34,060
41,000	8.40%, 04/18/2022		34,920

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2011 (UNAUDITED)

Shares/Principal Amount			Fair Value

41,000	8.40%, 07/18/2022		34,920
42,000	8.40%, 10/18/2022		35,780
44,000	8.40%, 01/18/2023		37,483
44,000	8.40%, 04/18/2023		37,493
45,000	8.40%, 07/18/2023		38,340
46,000	8.40%, 10/18/2023		39,201
47,000	8.40%, 01/18/2024		40,053
47,000	8.40%, 04/18/2024		40,063
50,000	8.40%, 10/18/2024		42,625
51,000	8.40%, 01/18/2025		43,472
52,000	8.40%, 04/18/2025		44,335
52,000	8.40%, 04/18/2029		43,976
54,000	8.40%, 10/18/2025		46,051
56,000	8.40%, 01/18/2026		47,751
56,000	8.40%, 04/18/2026		47,359
58,000	8.40%, 10/18/2026		49,051
60,000	8.40%, 01/18/2027		50,736
75,000	8.40%, 10/18/2029		63,427
77,000	8.40%, 01/18/2030		65,111
78,000	8.40%, 04/18/2030		65,965
81,000	8.40%, 07/18/2030		68,494
81,000	8.40%, 10/18/2030		68,502
88,000	8.40%, 10/18/2031		74,422
100,000	8.40%, 04/18/2033		84,570
Texas		8.08%
	Collin County Lighthouse Christian Fellowship, Inc. (g)
306,000	8.00%, 04/01/2034		304,470
	Friendship West Baptist Church, Inc.
200,000	7.40%, 06/15/2017		200,940
100,000	7.60%, 06/15/2018		100,580
	The Fellowship at Cinco Ranch, Inc.
25,000	7.20%, 03/19/2025		25,093
118,000	7.20%, 03/19/2026		118,472
72,000	7.20%, 03/19/2027		71,640
136,000	7.20%, 03/19/2028		135,320
146,000	7.20%, 03/19/2029		145,270

(g)  Security is pledged as collateral for the note payable.

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2011 (UNAUDITED)

Shares/Principal Amount		Fair Value

157,000	7.20%, 03/19/2030	156,215
49,000	7.20%, 03/19/2031	48,755
93,000	7.20%, 09/19/2025	93,363
122,000	7.20%, 09/19/2026	121,390
132,000	7.20%, 09/19/2027	131,340
141,000	7.20%, 09/19/2028	140,295
152,000	7.20%, 09/19/2029	151,240
162,000	7.20%, 09/19/2030	161,190
139,000	7.20%, 09/19/2031	138,305
94,000	8.00%, 03/19/2023	94,244
99,000	8.00%, 09/19/2023	99,277
	New Life Christian Ministry, Inc.
100,000	7.50%, 04/15/2024	99,500
20,000	7.80%, 06/15/2021	19,896
19,000	7.80%, 12/15/2020	18,901
23,000	7.90%, 06/15/2023	23,060
23,000	7.90%, 12/15/2022	23,055
24,000	7.90%, 12/15/2023	24,065
21,000	8.00%, 06/15/2022	21,044
21,000	8.00%, 12/15/2021	21,040
	Iglesia Templo Jerusalen
36,000	7.90%, 06/12/2033	35,813
37,000	7.90%, 12/12/2032	36,808
46,000	7.90%, 12/12/2027	45,761
48,000	7.90%, 06/12/2029	47,750
58,000	7.90%, 06/12/2028	57,698
60,000	7.90%, 12/12/2028	59,688
65,000	7.90%, 12/12/2029	64,662
68,000	7.90%, 06/12/2030	67,646
76,000	7.90%, 12/12/2033	75,605
79,000	7.90%, 12/12/2035	78,589
86,000	7.90%, 12/12/2036	85,553
93,000	7.90%, 06/12/2034	92,516
96,000	7.90%, 12/12/2034	95,501
100,000	7.90%, 06/12/2035	99,480
108,000	7.90%, 06/12/2036	107,438

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2011 (UNAUDITED)

Shares/Principal Amount			Fair Value

Virginia		1.37%
	New Life Anointed Ministries International, Inc. (c)
171,000	7.80%, 06/21/2020		115,681
64,000	7.80%, 06/21/2022		43,616
103,000	7.80%, 06/21/2024		70,246
100,000	7.80%, 12/21/2020		67,650
60,000	7.80%, 12/21/2023		40,914
142,000	7.80%, 12/21/2025		96,901
124,000	7.80%, 06/21/2023		84,543
115,000	7.80%, 12/21/2024		78,442
	Old Bridge United Methodist Church
40,000	7.90%, 09/24/2023		37,808
Washington		1.50%
	Cascade Christian Center of Skagit Valley (g)
3,000	8.40%, 04/20/2028		2,985
4,000	8.40%, 10/20/2036		3,980
6,000	8.40%, 04/20/2035		5,969
9,000	8.40%, 04/20/2033		8,954
10,000	8.40%, 04/20/2026		9,949
11,000	8.40%, 10/20/2026		10,944
20,000	8.40%, 04/20/2027		19,898
20,000	8.40%, 10/20/2021		19,898
21,000	8.40%, 04/20/2022		21,042
22,000	8.40%, 10/20/2022		22,049
23,000	8.40%, 04/20/2023		23,055
24,000	8.40%, 04/20/2024		24,067
24,000	8.40%, 10/20/2023		24,062
26,000	8.40%, 10/20/2024		26,076
28,000	8.40%, 10/20/2030		27,857
38,000	8.40%, 04/20/2036		37,806
44,000	8.40%, 04/20/2031		43,776
46,000	8.40%, 10/20/2031		45,765
48,000	8.40%, 04/20/2032		47,755
48,000	8.40%, 10/20/2035		47,755
50,000	8.40%, 10/20/2032		49,745

(c)  In default.  Security is considered non-income producing, as no interest was paid on the last interest payment date prior to March 31, 2011.

(g)  Security is pledged as collateral for the note payable.

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2011 (UNAUDITED)

Shares/Principal Amount			Fair Value

54,000	8.40%, 10/20/2033		53,725
57,000	8.40%, 04/20/2034		56,709
58,000	8.40%, 10/20/2034		57,704
Washington, DC		1.05%
	Metropolitan Baptist Church
45,000	8.40%, 07/12/2018		41,405
77,000	8.20%, 01/12/2015		70,763
80,000	8.30%, 07/12/2015		73,336
98,000	8.40%, 01/12/2018		90,121
100,000	8.40%, 01/12/2027		90,240
130,000	8.40%, 01/12/2033		118,326
Wisconsin		0.43%
	Immanuel Evangelical Lutheran Church of the Town of Greenville, Outagamie County, Wisconsin
200,000	8.00%, 07/01/2034		198,960

Total Church Mortgage Bonds (Cost $44,513,595)		87.80%	40,640,062

CHURCH MORTGAGE LOANS - 10.73% (b)

California		3.26%
	Mount Olive Missionary Baptist Church of Fresno (f)
973,102	7.75%, 09/01/2037		968,237
	The Sound of His Voice Christian Fellowship, Inc. (c)
1,034,864	7.75%, 09/01/2037		541,544
Georgia		1.74%
	God First Breakthrough Ministries, Inc. (f)
1,074,166	8.75%, 08/01/2037		805,732
Nevada		0.92%
	Iglesia Chrisiana Verbo De Dios, Inc. (f)
428,043	9.00%, 05/01/2033		425,903

(b)  The Mortgagee has the right to prepay the Loans at any time.  The Loans are generally considered to be illiquid due to the limited, if any, secondary market.

(c)  In default.  Security is considered non-income producing, as no interest was paid on the last interest payment date prior to March 31, 2011.

(f)  In default.  Security is considered income producing; however, interest payments received during the period represented only a portion of the total interest due.

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2011 (UNAUDITED)

Shares/Principal Amount			Fair Value

New Jersey		1.65%
	Igreja Batista Do Calvario
766,485	8.75%, 08/01/2038		762,652

Texas		3.13%
	Pleasant Grove Missionary Baptist Foundation (c) (f)
1,711,033	7.50%, 08/01/2033		1,447,192

Total Church Mortgage Loans (Cost $5,987,693)		10.70%	4,951,260

US TREASURY OBLIGATIONS (Cost $146,413)		0.36%
	US Treasury Note
150,000	4.50%, 02/15/2016		166,185

SHORT TERM INVESTMENTS		3.22%

Money Market Funds
1,489,772	Fifth Third Institutional Money Market - 0.12%*		1,489,772
	(Cost $1,489,772)

Total Investments - (Cost $52,137,473)		102.08%	$47,247,279

LIABILITIES IN EXCESS OF OTHER ASSETS		(2.08)%	(944,357)

Net Assets		100.00%	$46,302,922

(c)  In default.  Security is considered non-income producing, as no interest was paid on the last interest payment date prior to March 31, 2011.

(f)  In default.  Security is considered income producing; however, interest payments received during the period represented only a portion of the total interest due.

* Variable rate security; the coupon rate shown represents the yield at March 31, 2011.

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2011 (UNAUDITED)

Assets:
Investments in Securities, at Fair Value (Cost $52,137,473)	$ 47,247,279
Receivables:
Interest	698,822
Investment Adviser	8,790
Shareholder Subscriptions	1,740
Prepaid Expenses	66,317
Total Assets	48,022,948
Liabilities:
Accrued Expense Recoupment (Note 4)	118,189
Accrued Management Fees (Note 4)	17,852
Accrued Administrative Fees (Note 4)	2,975
Accrued Compliance Fees (Note 4)	11,604
Accrued Service Fees (Note 4)	69,586
Note Payable (Note 8)	1,200,000
Accrued Interest (Note 8)	4,208
Other Accrued Expenses	4,758
Dividends Payable	287,589
Total Liabilities	1,716,761
Net Assets	$ 46,306,187

Net Assets Consist of:
Paid In Capital	$ 51,594,353
Accumulated Undistributed Net Investment Loss	(355,233)
Accumulated Undistributed Realized Loss on Investments	(42,739)
Unrealized Depreciation in Fair Value of Investments	(4,890,194)
Net Assets, for 2,146,641 Shares Outstanding (6,200,000 Shares Authorized)	$ 46,306,187

Net Asset Value per share ($46,306,187/2,146,641 shares)	$ 21.57
Maximum offering price per share (Net Asset Value per share/.9675) (Note 1)	$ 22.29

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

STATEMENT OF OPERATIONS

MARCH 31, 2011 (UNAUDITED)

Investment Income:
Interest	$ 1,447,828
Total Investment Income	1,447,828

Expenses:
Advisory Fees (Note 4)	105,600
Transfer Agent and Accounting Fees	24,418
Administrative Fees (Note 4)	17,600
Registration Fees	13,231
Legal Fees	36,402
Printing and Mailing Fees	7,990
Audit Fees	45,000
Custody Fees	3,911
Trustees' Retainer and Meeting Expenses	21,244
Compliance Fees	5,867
Insurance Expense	3,720
Interest Expenses	44,449
Miscellaneous Fees	15,644
Service Fees (Note 4)	58,630
Total Expenses	403,706
Voluntary Expense Waiver from the Distributor (Note 4)	(23,452)
Net Expenses	380,254

Net Investment Income	1,067,574

Realized and Unrealized (Loss) on Investments:
Realized Loss on Investments	(39,600)
Net Change in Unrealized Depreciation on Investments	(764,004)
Realized and Unrealized Loss on Investments	(803,604)

Net Increase in Net Assets Resulting from Operations	$ 263,970

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited)
	Six Months	Year
	Ended	Ended
	3/31/2011	9/30/2010
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 1,067,574	$ 2,679,544
Net Realized Loss on Investments	(39,600)	(1,240)
Change in Unrealized Depreciation on Investments	(764,004)	(3,380,374)
Net Increase (Decrease) in Net Assets Resulting from Operations	263,970	(702,070)

Distributions to Shareholders:
Net Investment Income	(1,234,978)	(2,802,910)
Return of Capital	-	-
Total Dividends and Distributions Paid to Shareholders	(1,234,978)	(2,802,910)

Capital Share Transactions:
Proceeds from Sale of Shares	25,419	4,965,425
Shares Issued on Reinvestment of Dividends	615,803	1,856,903
Cost of Shares Repurchased	(2,580,582)	(11,308,130)
Net Increase (Decrease) from Shareholder Activity	(1,939,360)	(4,485,802)

Net Assets:
Net Increase (Decrease) in Net Assets	(2,910,368)	(7,990,782)
Beginning of Period	49,216,555	57,207,337
End of Period (Including Accumulated Undistributed Net Investment Loss of ($355,233) and ($187,829), respectively
	$ 46,306,187	$ 49,216,555

Share Transactions:
Shares Sold	1,141	210,909
Shares Issued on Reinvestment of Dividends	27,492	79,214
Shares Repurchased	(117,125)	(480,105)
Net Increase (Decrease) in Shares	(88,492)	(189,982)
Outstanding at Beginning of Period	2,235,133	2,425,115
Outstanding at End of Period	2,146,641	2,235,133

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

STATEMENT OF CASH FLOWS

        MARCH 31, 2011 (UNAUDITED)

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$ 263,970
Adjustments to reconcile net increase in net assets from
operations to net cash used for operating activities:
Proceeds from disposition of long-term investment securities	499,331
Sale (Purchase) of short-term investments, net	60,062
Increase in Prepaid Expenses	(57,368)
Decrease in Interest Receivable	128,028
Increase in Accrued Expenses	(9,138)
Unrealized depreciation on investments	764,004
Realized loss from investments	39,600
Net cash provided by operating activities	$ 1,688,489

Cash flows provided by financing activities:
Loan Proceeds	$ 1,200,000
Proceeds from shares sold	23,679
Distributions paid in cash	(331,586)
Payments for shares purchased	(2,580,582)
Net cash provided by (used for) financing activities	(1,688,489)

Net increase/(decrease) in cash	$ -

Cash (excluding short-term investments):
Beginning balance	-
Ending balance	$ -

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of dividends of $615,803.

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

	(Unaudited)
	Six Months	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended	Ended
	3/31/2011	9/30/2010	9/30/2009	9/30/2008	9/30/2007	9/30/2006*

Net Asset Value, at Beginning of Year (a)	$ 22.02	$ 23.59	$ 23.84	$ 23.98	$ 23.97	$ 24.19

Income From Investment Operations:
Net Investment Income (b)	0.50	1.15	1.33	1.43	1.55	1.50
Net Loss on Securities (Realized and Unrealized)	(0.37)	(1.51)	(0.21)	(0.09)	(0.09)	(0.50)
Total from Investment Operations	0.13	(0.36)	1.12	1.34	1.46	1.00

Distributions:
Net Investment Income	(0.58)	(1.21)	(1.35)	(1.48)	(1.45)	(1.22)
Return of capital	-	-	(0.02)	-	-	-
Total from Distributions	(0.58)	(1.21)	(1.37)	(1.48)	(1.45)	(1.22)

Repurchase Fees	-	-	-	-	- (c)	- (c)

Net Asset Value, at End of Year (a)	$ 21.57	$ 22.02	$ 23.59	$ 23.84	$ 23.98	$ 23.97

Market Value (d)	$ -	$ -	$ -	$ -	$ -	$ -

Total Return (e)	(4.27)%	(1.72)%	4.84%	5.75%	6.27%	4.24%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$46,306	$49,217	$57,207	$48,504	$15,285	$ 4,540
Before Reimbursements, Waivers and Recoupments
Ratio of Expenses to Average Net Assets	1.67% (h)	1.14%	1.17%	1.22%	1.96%	(f) 11.29%(h)
Ratio of Net Investment Income (Loss) to Average Net Assets	4.32% (h)	4.83%	5.45%	5.77%	5.46%	(g) (4.04)%(h)
After Reimbursements, Waivers and Recoupments
Ratio of Expenses to Average Net Assets	1.57% (h)	1.06%	1.00%	1.00%	1.00%	(f) 1.00%(h)
Ratio of Net Investment Income to Average Net Assets	4.40% (h)	4.91%	5.62%	5.99%	6.42%	(g) 6.25%(h)
Portfolio Turnover	0.00%	0.00%	4.19%	17.74%	22.59%	0.00%

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

(a) Price does not include sales charge.  A maximum sales charge of 3.25%, unless waived or reduced, was applicable to sale of Fund shares prior to December 7, 2006. Pursuant to a waiver by the Fund's distributor, from January 28, 2007 through January 28, 2009, no sales charge is applicable to sales of Fund shares. A maximum sales charge of 1.50%, unless waived or reduced, was applicable to sale of Fund shares beginning January 29, 2009.   Effective August 1, 2010, the maximum sales charge of 3.25%, unless waived or reduced, was applicable to sales of Fund shares.

(b) Amount calculated based on average shares outstanding throughout the year.

(c) Rounds to less than $.005 per share.

(d) There is no established secondary market for the Fund's shares.

(e) Total return is computed assuming shares are purchased and redeemed at the Fund's net asset value and excludes the effect of sales charges and repurchase fees.  Dividends are assumed to be reinvested at the Fund's net asset value.

(f) The ratios before reimbursements, waivers and recoupments for the period ended September 30, 2006 includes operating costs of 1.94%, organization and issuance costs of 5.85%, fees accrued under the Fund's Service Plan of .25% (all of which  was voluntarily waived by the Distributor) and income taxes of 2.25% ( all of which costs of 5.85%, fees accrued under the Fund's Service Plan of .25% (all of which  was voluntarily waived by the Distributor) and income taxes of 2.25% ( all of which  was voluntarily reimbursed by the Advisor).

(g) The ratios after reimbursements, waivers and recoupments for the period ended September 30, 2006 is net of expenses waived or reimbursed under the Fund's expense limitation agreement with the Advisor of 7.79%, service fees voluntarily waived by the Distributor of .25% and income taxes voluntarily reimbursed by the Advisor of 2.25%.

(h) Annualized

* Fund commenced operations on October 4, 2005.

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2011 (UNAUDITED)

(1)

ORGANIZATION

The Capstone Church Capital Fund (the "Fund") is a non-diversified closed-end management investment company. It was formed as a Delaware statutory trust in October 2004, and is registered with the Securities and Exchange Commission (“SEC”).  The Fund’s principal business is investing its assets in mortgage bonds and mortgage loan obligations issued by churches and other Christian non-profit organizations that have a stated Christian mission (“Borrowers”). Church mortgage bonds are corporate debt securities issued by U.S. local churches, denominations and associations, educational institutions, and other Christian mission related organizations for  purposes including construction, purchase or refinancing of existing real property.  Church mortgage loans are obligations of Borrowers issued for various purposes, including construction, property purchases or refinancing of existing real property.  The Fund may invest up to 20% of its net assets plus any borrowings for investment purposes in short-term money market instruments and other non-church mortgage bond and non-church mortgage loan investments.  Investments in short-term money market instruments will reduce the Fund’s overall portfolio maturity and may reduce the Fund’s yield.

A sales charge generally ranging from 3.25% to 0.50% of the offering price became effective August 1, 2010.  From January 29, 2009 through July 31, 2010, a sales charge generally ranging from 1.50% to 1.00% of the offering price, declining to 0% for investments over $1,000,000, was in effect.  From December 7, 2006 through January 28, 2009, the Fund’s shares were not subject to a sales charge.  Prior to December 7, 2006, the Fund's shares were continuously offered subject to a sales charge generally ranging from 3.25% to .50% of the offering price.   Currently, there is no established secondary market for the Fund’s shares nor is one expected to develop.  Pursuant to a fundamental policy, in effect through October 2010, the Fund made an offer each calendar quarter to repurchase at net asset value a portion of its outstanding shares.  The percentage of the outstanding shares subject to repurchase was set quarterly by the Board of Trustees and was no less than 5% and no more than 25% of the Fund’s outstanding shares.   The deadline for submitting repurchase requests was 4:00PM Eastern Time on the last business day of each calendar quarter, unless shareholders are otherwise notified.  The Fund’s net asset value for the repurchase offer was computed no more than 14 days after the repurchase request deadline.  On November 29, 2010, the Fund received shareholder approval to modify this fundamental policy to make such repurchase offer annually.

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2011 (UNAUDITED)

The deadline for submitting repurchase requests is 4:00 PM Eastern Time on the last business day of each September, unless shareholders are otherwise notified.  The percentage of the outstanding shares subject to repurchase will be set annually by the Board of Trustees and would be no less than 5% and no more than 25% of the Fund’s outstanding shares.  The Fund’s net asset value for the repurchase offer would be computed no more than 14 days after the repurchase deadline.

(2)

INVESTMENT OBJECTIVE:

The Fund’s investment objective is to provide a high level of current income.  It achieves this objective through investing primarily in church mortgage bonds and church mortgage loans.

(3)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.  The following summarizes the significant accounting policies of the Fund.

Security Valuation

The Fund’s investments in church mortgage bonds and church mortgage loans are generally considered to be illiquid due to the limited, if any, secondary market for these bonds. In the absence of such secondary market, the Fund values investments in church bonds on the basis of readily available market quotations or, lacking such quotations, at fair value as determined under policies approved by and under the general oversight of the Board of Trustees.

In determining fair value, all relevant qualitative and quantitative factors available are considered.  These factors are subject to change over time and are reviewed periodically.  The Adviser’s fair valuation process is reviewed and refined by the Adviser’s internal Valuation Committee no less than monthly and is subject to quarterly review and approval from the Fund’s Board of Trustees.

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2011 (UNAUDITED)

Fair value is generally determined using a matrix formula (Market Approach) that derives a price based on relevant factors, including principal amount, interest rate, term, credit quality and spreads determined under a church bond benchmark yield curve.  Capstone Asset Management Company (“CAMCO” or “Adviser”) constructs and maintains a church bond benchmark yield curve based on new issue church bonds meeting the Fund’s investment requirements.  The Adviser obtains credit research and analysis from various industry sources, including the underwriters of a significant volume of church mortgage bonds from which the Fund has acquired the substantial majority of its investments in church mortgage bonds and church mortgage loans.

When the bond issue becomes delinquent on interest, principal, sinking fund payments or when significant principal or balloon payments are due within the next 3 years, it is the judgment of the Adviser that the credit quality of the issuer may be impacted.  Pursuant to fair value procedures adopted by the Fund’s Board of Trustees, the Adviser will determine an adjustment to the matrix price.   The relevant inputs that the Adviser may consider in establishing the fair value include, but would not be limited to:

-

the general conditions in the church bond market and the overall financial market

-

the transaction price of any recent sales or purchases of the security

-

the transaction price, maturity and yield-to-maturity of any other fixed income security of the issuer

-

the estimated value of the underlying collateral

-

the issuer’s payment history, including the consideration of default on interest payments and/or delinquency of sinking fund payments; as well as conditions for accrual of interest and consideration of the collectability of accrued interest

In addition, the fair value procedures also have specific provisions for treatment of defaulted bonds.  When it becomes more than a remote possibility that foreclosure proceedings are probable, the Adviser will take an Income Approach to the valuation of the securities. The relevant inputs that the Adviser may consider in using the Income Approach to determine a fair value include, but would not be limited to:

-

any current independent appraisal values

-

any current listing price

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2011 (UNAUDITED)

-

index adjusted appraisal values based on published real estate sources

-

estimated costs associated with the disposition of the property (7.00% - 8.00%)

-

risk adjusted discount rate (4.95% - 6.50%)

-

estimated time to sell in years (1 – 3 years)

-

      probability of foreclosure

Similar methods are used to value church mortgage loans held or to be purchased by the Fund.

Because of the inherent uncertainty of valuations determined by utilizing the above procedures, the estimated fair values may differ significantly from the values that another party might estimate or that would have been used had a ready market for the investments existed.  The differences could be material.

U.S. Treasury Obligations held in the Fund’s portfolio may be valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders.  In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for the securities, or the mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day.  Short-term obligations held by the Fund that mature in 60 days or less are valued at the amortized cost if their original term to maturity when acquired by the Fund was 60 days or less, or are valued at amortized cost using their value on the 61st day prior to maturity if their original term to maturity when acquired by the Fund was more that 60 days, unless in each case this is determined not to represent fair value.  Repurchase agreements will be valued at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Trustees.  Investments in money market funds are generally priced at the money market fund’s ending Net Asset Value (“NAV”).

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2011 (UNAUDITED)

In determining fair value, the Fund uses various valuation approaches.  GAAP establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.  Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.  Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Quoted prices in active markets for identical assets or liabilities.

Level 2 - Other significant observable inputs, including, but not limited to, quoted prices in markets that are not active, quoted prices for similar securities, interest rates, prepayment spreads and credit risks.

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table presents information about the Fund’s assets measured at fair value as of March 31, 2011:

Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of March 31, 2011
Church Mortgage Bonds	$ -	$ -	$ 40,640,062	$ 40,640,062
Church Mortgage Loans	-	-	4,951,260	4,951,260
US Treasury Obligations	-	166,185	-	166,185
Short Term Investments	1,489,772	-	-	1,489,772
	$ 1,489,772	$ 166,185	$ 45,591,322	$ 47,247,279

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2011 (UNAUDITED)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Church Mortgage Bonds	Church Mortgage Loans	Total
Balance as of 9/30/10	$ 41,784,551	$ 5,101,776	$ 46,886,327
Accrued Accretion/(Amortization)	2,939	-	2,939
Change in Unrealized Appreciation/(Depreciation)	(617,428)	(141,585)	(759,013)
Realized Gain/(Loss)	(39,600)	-	(39,600)
Net Purchase/(Sales and Paydowns)	(490,400)	(8,931)	(499,331)
Transfers In/(Out) of Level 3	-	-	-
Balance as of 3/31/11	$ 40,640,062	$ 4,951,260	$ 45,591,322

The total change in unrealized appreciation/(depreciation) included in the Statement of Operations attributable to Level 3 investments still held at March 31, 2011 includes:

Change in Unrealized
Appreciation/(Depreciation)
Church Mortgage Bonds	$ (614,364)
Church Mortgage Loans	(141,730)
Total	$ (756,094)

Security Transactions and Investment Income

For financial reporting purposes, portfolio security transactions are recorded on the trade date.  Net realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.  Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis.  Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful as identified by the Adviser as part of the valuation process.

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2011 (UNAUDITED)

Purchases and sales of investment securities (excluding short-term investments, U.S. government and U.S. government agency securities) aggregated $0 and $499,331, respectively, for the six months ended March 31, 2011.

Dividends and Distributions

Prior to October 1, 2010, dividends from net investment income of the Fund are declared and paid monthly.  Effective October 1, 2010, dividends are declared and paid quarterly.  Distributions from net realized capital gains, if any, will be declared and distributed at least annually.

Income dividends and capital gains distributions are recorded on the ex-dividend date and determined in accordance with income tax regulations, which may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Fund.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

Federal Income Taxes

The Fund intends to qualify annually as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended and to distribute all of its net taxable income and net capital gains to shareholders, so as not to be subject to federal income or excise taxes.  For the year ended September 30, 2010, the Fund qualified under the provisions and accordingly, no provision for federal income tax has been made.

As of and during the six months ended March 31, 2011, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Fund’s Statement of Operations.  During the six months ended March 31, 2011, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. federal tax authorities for tax years ending September 30, 2008 and after.  For all open tax years, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2011 (UNAUDITED)

(4)

INVESTMENT ADVISORY FEE AND OTHER AGREEMENTS

CAMCO, a wholly-owned subsidiary of Capstone Financial Services, Inc., acts as investment adviser for the Fund.  CAMCO provides investment advisory and administrative services to other investment companies, and provides investment advisory services to pension and profit-sharing accounts, corporations and individuals.  Subject to the authority of the Board of Trustees, the Adviser provides the Fund with continuous investment advisory services in accordance with an investment advisory agreement between the Adviser and the Fund.  As compensation for its services as investment adviser, the Fund pays CAMCO, on a monthly basis, an investment advisory fee calculated daily at the annual rate of 0.45% on the first $500 million of the Fund’s average daily net assets.  The rate declines to 0.40% on the next $500 million, and to 0.375% on average daily net assets in excess of $1.0 billion.  For the six months ended March 31, 2011, the Fund incurred advisory fees of $105,600.

CAMCO also acts as administrator for the Fund.  For its services as administrator, CAMCO receives a monthly fee from the Fund calculated at the annual rate of 0.075% on the first $500 million of the Fund's average daily net assets.  The rate declines to 0.06% on the next $500 million and to 0.05% on average daily net assets in excess of $1.0 billion.  For the six months ended March 31, 2011, the Fund incurred administrative fees of $17,600.

Effective May 1, 2010, the Board of Trustees approved a monthly fee payable to CAMCO from the Fund calculated at the annual rate of 0.025% of the Fund’s average daily net assets for CAMCO providing regulatory compliance services for the Fund.  For the six months ended March 31, 2011, the Fund incurred regulatory compliance service fees of $5,867.

Pursuant to an expense limitation agreement that was terminated on September 30, 2010, CAMCO agreed to bear the Fund’s ordinary operating expenses to the extent such expenses exceed, in any fiscal year of the Fund, 1.00% of the Fund's average daily net assets.  Such ordinary operating expenses included, but were not limited to, the Fund’s investment advisory and administration fees and fees to other Fund service providers, but did not include payments under the Fund’s Service Plan, interest, taxes, brokerage commissions, extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business.  “Acquired Fund Fees and Expenses,” as defined in instructions to the Fund’s registration statement, were not considered to be ordinary operating expenses subject to the expense limitation.

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2011 (UNAUDITED)

In the event the Fund’s average daily expenses fell below 1.00% of average daily net assets on any business day, CAMCO was entitled to be reimbursed to the extent of its unreimbursed fee waivers/reductions or other payments during any of the previous thirty six months, provided such reimbursements did not cause the Fund’s expenses to exceed 1.00% for that day.   Effective October 1, 2010 there was no expense limitation agreement in place between the Fund and CAMCO.

Capstone Asset Planning Company (the Distributor), an affiliate of CAMCO and a wholly-owned subsidiary of Capstone Financial Services, Inc., acts as the principal underwriter of the Fund’s shares pursuant to a written agreement with the Fund (the "Distribution Agreement").  The Distributor has the exclusive right to distribute shares of the Fund through unaffiliated dealers.  The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such Fund shares as may be sold to the public.  The Distributor is not obligated to sell any stated number of shares. During the six months ended March 31, 2011, the distributor received sales charges of $409.  A maximum sales charge of 1.50% was applicable to the sale of fund shares from January 29, 2009 through July 31, 2010.  From August 1, 2010 through September 30, 2010 a maximum sales charge of 3.25% was applicable to the sale of fund shares.  Sales charges are waived for qualified fee-based financial advisors and non-profit organizations that have a stated Christian mission and that invest at least $50,000 in the Fund.   Prior to January 29, 2009, the sales charge was waived by the Distributor.

The Fund has adopted a Service Plan (the "Plan") which permits the Fund to compensate the Distributor for services and expenses incurred in connection with providing services to the Fund’s shareholders.  These services include, but are not limited to, the payment of compensation to securities dealers (which may include the Distributor itself) and other financial institutions and organizations (collectively, "Service Organizations") to obtain various shareholder services for the Fund.  These services include, among other things, payments to employees or agents of the Distributor who assist in or support the provision of shareholder services, processing new shareholder account applications, preparing and transmitting to the Fund’s Transfer Agent information on transactions by customers and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.  The Plan provides that payments will be made to the Distributor at an annual rate of 0.25% of the average daily net assets of the Fund.

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2011 (UNAUDITED)

Out of its compensation and subject to applicable regulatory requirements, the Distributor may make reallowances to Service Organizations, the amount of such reallowances to be based on the average daily net asset value of shares of the Fund held by shareholders for whom the Service Organization provides services.  Any remaining amounts not so allocated will be retained by the Distributor. During the six months ended March 31, 2011, fees accrued under the Plan were $58,630 of which $23,452 was voluntarily waived by the Distributor.

The President and a Trustee of the Fund is President and a director of CAMCO and of the Distributor and also serves as President and director of Capstone Financial Services, Inc., parent company of CAMCO and the Distributor.  Some other officers of the Fund are also officers of CAMCO, the Distributor and Capstone Financial Services, Inc. and its other affiliates.

Mutual Shareholder Services, LLC (“MSS”) serves as the Fund’s transfer agent and fund accountant.  Under the terms of the Shareholder Servicing Agreement, MSS will be paid annual per account fees.  Under the terms of the Accounting Agreement, MSS is entitled to a monthly fee calculated at the annual rate of $36,250 on average net assets up to $75 million in addition to fees related to transfer agency services and certain other out of pocket expenses.  For the six months ended March 31, 2011, the Fund incurred transfer agent and accounting fees and expenses of $24,418.

(5)

REPURCHASE OFFERS

Pursuant to the Fund’s fundamental policy (Note 1), the Board of Trustees authorized the Fund to offer to repurchase 5% of its outstanding shares for each quarter.  In accordance with SEC guidelines, the Fund’s Board of Trustees can authorize an additional 2% of the shares outstanding if tendered shares exceed the offered amount.  During the period October 1, 2010 through March 31, 2011, the Fund repurchased shares as follows:

Repurchase request deadline	9/30/2010
Repurchase pricing date	10/13/2010
Shares repurchased	117,125
Percentage of Fund shares outstanding	5.24%

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2011 (UNAUDITED)

The Fund will, under normal circumstances, price such shares that are repurchased in connection with a repurchase offer at the Fund’s net asset value (“NAV”) determined after the close of business not more than 14 calendar days following the Repurchase Request Deadline, provided it appears that the use of such NAV is not likely to result in significant dilution of the NAV of either shares that are tendered for repurchase or shares that are not tendered.  This policy may be amended by the Fund’s Board of Trustees, subject to applicable regulatory limits and its fundamental policies.

On November 29, 2010, shareholders of the Fund approved a change to the repurchase offer fundamental policy to make repurchase offer annually rather than quarterly.

(6)

FEDERAL INCOME TAXES

As of March 31, 2011, the cost of investments, gross unrealized appreciation and depreciation of investment securities and components of distributable earnings on a tax basis were as follows:

Cost of Investments	$52,137,473
Gross unrealized appreciation	$ 33,979
Gross unrealized depreciation	(4,924,173)
Net unrealized depreciation	(4,890,194)
Undistributed ordinary income (Loss)	(38,849)
Undistributed Realized Long Term Capital Gain/(Loss)	(42,739)
Total distributable earnings	$(4,971,782)

As of March 31, 2011, the difference between total distributable earnings on a book basis and tax basis is due primarily to timing differences in recognizing certain organizational expenses related to the commencement of operations, differing treatment for the recognition of interest income, and post-October loss deferral of $1,240.

As of September 30, 2010, the end of the Fund’s last tax year end, the Fund had a capital loss carryforward of $1,899 which expires on September 30, 2016.

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2011 (UNAUDITED)

The tax character of distributions paid for six months ended March 31, 2011 was as follows:

Ordinary income	$ 1,234,978

The tax character of distributions paid for year ended September 30, 2010 was as follows:

Ordinary income	$ 2,802,910

(7)

SIGNIFICANT RISKS

Concentration Risk. Because the Fund invests principally in church-related obligations that are collateralized by interests in real property, it can be adversely affected by negative developments impacting church-related institutions, as well as by negative developments impacting real property generally. Such developments could include changes in tax or zoning laws, changes in government policies toward church-related institutions, and interest rate and other general economic changes, as well as changes affecting particular neighborhoods.

Church Mortgage Bonds and Loans. There is less readily available, reliable information about most church mortgage bonds and church mortgage loans than is the case for many other types of securities. In addition, there is no nationally recognized independent rating organization that evaluates or provides ratings for church mortgage bonds or church mortgage loans or for borrowers.

Illiquidity. Church mortgage bonds and church mortgage loans are not listed on any national securities exchange or automated quotation system and no active trading market exists for these instruments. As a result, church mortgage bonds and church mortgage loans are generally illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. The risks of illiquidity are particularly important when the Fund's operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. The market for illiquid securities is more volatile than the market for liquid securities. To the extent that a secondary market does exist for church mortgage bonds and church mortgage loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2011 (UNAUDITED)

The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or that are subject to restrictions on resale. The fact that a substantial portion of the Fund's assets will generally be invested in church mortgage bonds and church mortgage loans may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a fair price, and sales of these investments could result in capital losses to the Fund and a decline in the value of shares. An economic downturn, adverse developments affecting real estate or churches, or a substantial increase or decrease in interest rates would adversely affect the value of the Fund's portfolio instruments, and thus of its shares, and would further limit the ability of the Fund to dispose of portfolio securities. Illiquid securities are also difficult to value, meaning that the Fund's calculated net asset value may not accurately reflect the value that could be obtained for its assets upon sale.

Risk of Subordination. Church mortgage bonds and church mortgage loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate these instruments to presently existing or future indebtedness of the borrower or take other action detrimental to holders of the bonds or loans. Such court action could under certain circumstances include invalidation of bonds or loans.

Borrower Credit Risk. Church mortgage bonds and church mortgage loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a church mortgage bond or church mortgage loan results in a reduction in income to the Fund, a reduction in the value of the church mortgage bond or church mortgage loan and a decrease in the Fund's net asset value per share. The risk of default increases in the event of an economic downturn, adverse developments affecting real estate or churches, or a substantial increase in interest rates.

In the event of bankruptcy of a particular issuer, the trustee with respect to a particular obligation may have discretion as to whether to liquidate the underlying collateral unless requested by the holders of a specified percentage of the outstanding unpaid principal amount of the obligation. There is no assurance that the trustee will decide to liquidate, or that the Fund will, alone, satisfy any applicable percentage test to require liquidation. There is also no assurance that the court will give the trustee the full benefit of its senior positions.

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2011 (UNAUDITED)

In the event the trustee decides, or is required, to liquidate the collateral for a church mortgage bond or church mortgage loan, there is no assurance that a buyer will be found or that the sale of the collateral would raise enough cash to satisfy the borrower's payment obligation. If the terms of a church mortgage bond or church mortgage loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower's obligations under the church mortgage bond or church mortgage loan.

General Credit Risk.  The Fund may invest in obligations that are rated BBB by S&P or Baa by Moody's or that are deemed by the Adviser to be of comparable quality. Such obligations may have speculative characteristics, and changes in economic conditions or other circumstances may lead to a weakened capacity to make principal and interest payments relative to obligations deemed of higher quality.

Interest Rate and Maturity Risk. When interest rates fall, the values of already-issued fixed income securities generally increase. The Fund expects that its church mortgage bonds and loans will generally have stated maturities ranging from 15 to 30 years, with an average stated maturity of approximately 20 years, although prepayments will reduce the average maturity. The Fund may also invest in other debt obligations with maturities of approximately from one to fifteen years.  Investors should be aware that the longer the maturity of a fixed rate instrument, the greater the risk. Risks include a greater risk of borrower or issuer default and greater risk that interest rates will rise, which will negatively impact the value of the Fund's portfolio investments and the Fund's shares. Due to the illiquidity of the church mortgage bond and church mortgage loan markets, the Fund may be limited in its ability to turn over its investments to obtain instruments with more attractive rates of return.

Non-Diversified Status. The Fund has registered as a "non-diversified" investment company. This means that it may invest more than 5% of the value of its assets in the obligations of any single issuer, including obligations of a single borrower and thus is likely to have more of its assets invested in fewer issuers than if it were operated as a diversified investment company. The Fund does intend, however, to satisfy tax diversification requirements necessary to enable it to be taxed as a regulated investment company.

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2011 (UNAUDITED)

(8)

LOAN AGREEMENT

Effective October 12, 2010 the Fund entered into a $1,200,000 loan agreement with Foundation Capital Resources, Inc.  Interest is charged at 8.0% annually with interest to be charged monthly.  The loan matures on June 12, 2011.  The Fund paid fees of $12,500 in connection with the loan.

The Fund is required to maintain portfolio securities having a par value of at least three times the outstanding loan balance as security for the loan.  As of March 31, 2011, $1,200,000 was outstanding pursuant to the terms of the loan and the Fund had identified with the Fund’s custodian approximately $4,000,000 of the Fund’s portfolio securities to satisfy the security requirement of the loan agreement.

The Investment Company Act of 1940 (“1940 Act”) requires that the Fund maintain 300% asset coverage,  calculated by subtracting the Fund’s total liabilities, not including any amount representing bank loans and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding.  As of March 31, 2011, asset coverage was approximately 3900%.

(9)

CONTINGENCIES AND COMMITMENTS

Under the Fund’s organizational documents its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain various representations and warranties and provide general indemnifications.  The Fund’s maximum exposure under these arrangements is dependent on future claims against the Fund and is presently unknown.  However, the Fund considers the risk of loss from such potential claims to be remote.

CAPSTONE CHURCH CAPITAL FUND

ADDITIONAL INFORMATION

MARCH 31, 2011 (UNAUDITED)

PROXY VOTING GUIDELINES

Because the securities in which the Fund invests do not have voting rights, the Fund does not have proxy voting guidelines.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on December 31 and June 30. The Form N-Q filing must be made within 60 days of the end of the quarter.  The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-262-6631.  The portfolio holdings are also available at www.capstonechurchcapitalfund.com.

ADVISORY RENEWAL AGREEMENT

At its meeting held February 25, 2011, the Board of Trustees (“Board”) of Capstone Church Capital Fund (“Fund”) conducted its regular annual review of the investment advisory contract between the Fund and Capstone Asset Management Company (“CAMCO”).  No changes were proposed to the contract and its continuation was approved unanimously by the full Board and by the independent trustees.

At the commencement of the review session, Mr. Edward Jaroski, President of CAMCO and of the Fund, reviewed with the trustees information that had been distributed to them prior to the meeting, in response to a request for information from Fund counsel.  He also reviewed in detail the business plans for Capstone Financial Services, Inc.(“Capstone”) and its various subsidiaries.  He stated that the amount of assets under management by the Capstone organization was at an all-time high.  He noted that succession planning was underway, since several key employees were nearing retirement age, and described generally how this was being handled.  Mr. Joel Kennedy, CFO of CAMCO, described an ongoing organizational review of the Capstone organization designed to identify opportunities for greater efficiency.  Mr. Richard Nunn, senior vice president and chief compliance officer of CAMCO and the Funds, then reviewed CAMCO’s profitability analysis with the trustees and responded to questions.

CAPSTONE CHURCH CAPITAL FUND

ADDITIONAL INFORMATION (CONTINUED)

MARCH 31, 2011 (UNAUDITED)

Following this discussion, the CAMCO personnel left the room and the independent trustees continued their deliberations with Fund counsel.  Counsel reviewed with the independent trustees their legal responsibilities in reviewing the Fund’s investment advisory contract and the factors they should consider in their review.  It was noted that, as part of the review, the trustees would also consider the continuation of the Fund’s administration agreement and Compliance Services Agreement with CAMCO, as well as the Fund’s distribution agreement with Capstone Asset Planning Company (“CAPCO”) and the continuation of the Service Plan with CAPCO.  The independent trustees discussed the information they had received and reviewed prior to the meeting, as well as the matters discussed by Messrs. Jaroski, Kennedy and Nunn at the meeting.  They discussed the nature and quality of CAMCO’s services to the Fund, information concerning CAMCO’s profitability, and the various sources of fees and ancillary benefits to CAMCO and its affiliates due to their relationships with the Fund.  They reviewed the formulation and amount of the Fund’s investment advisory fees and administration fees, noting that each fee schedule contained breakpoints designed to give the Fund the advantages of potential economies of scale at higher asset levels.  They considered information on fees paid by other bond funds but noted that the Fund was unique as a closed-end interval focused on church mortgage and church loan investments and was not closely comparable to other funds.  Nevertheless, they noted that the Fund’s fees were within the range of those paid by other bond funds deemed comparable for this purpose.  In considering the reasonableness of the Fund’s advisory fees, the trustees also reviewed information concerning fees charged by CAMCO to its other clients.  The independent trustees reviewed the Fund’s expenses and expense ratio and determined them to be reasonable.  The independent trustees also considered various other sources of income to CAMCO and its affiliates due to their relationships with the Fund.  They noted that the Fund’s sales charge had been increased effective August 1, 2010.  Although an amount of the sales charge was retained by CAPCO, the increase was largely reallocated to selling brokers and was designed to encourage sales of the Fund’s shares.  The independent trustees also noted that CAPCO had voluntarily waived fees under the Service Plan from the Fund’s inception, but had stopped the waiver in May, 2010.  The independent trustees had regularly approved the fees payable under the Service Plan because they believed the amounts payable were reasonable for the types of services covered by the Service Plan.

CAPSTONE CHURCH CAPITAL FUND

ADDITIONAL INFORMATION (CONTINUED)

MARCH 31, 2011 (UNAUDITED)

Now that CAPCO was actually collecting these fees, they still believed the amounts were reasonable for the services provided and relative to the profitability of CAMCO and its affiliates from their relationships to the Fund.  The independent trustees noted that, effective May 1, 2010, CAMCO was collecting fees from the Fund for compliance services under a Compliance Services Agreement.  They noted that the Agreement was designed to compensate CAMCO for the significant regulatory compliance responsibilities required to be borne by members of the CAMCO staff with respect to the Fund.  The independent trustees believed that the fees payable under the agreement were reasonable for the services provided by CAMCO and relative to the profitability of CAMCO and its affiliates from their relationships to the Fund.  The independent trustees also noted that, effective September 30, 2010, the expense limit that had been in place since the Fund commenced operations had expired.  They noted that management of the Fund had become increasingly difficult during the market conditions, including the real estate market conditions, of the past several years.  They were also aware of the significantly increased time demands on CAMCO personnel with respect to management of the Fund in this very difficult environment.  Thus, they determined that it was appropriate for CAMCO to allow its agreement to limit the Fund’s expenses to expire.

With respect to the continuation of the Fund’s investment advisory and administration contracts, the independent trustees particularly considered CAMCO’s overall performance of its services to the Fund and the Fund’s performance under the difficult market conditions of the past few years.  They noted that these difficulties had prompted the Board to seek shareholder approval of a change in the Fund’s fundamental repurchase offer policy so that repurchase offers would be made annually instead of quarterly. They noted that, throughout this period, the level of communication between CAMCO and the Board had been open and informative, that CAMCO had been diligent in its efforts to adapt its procedures to the challenges presented by the Fund. They noted particularly that CAMCO had been cooperative and conscientious in addressing matters raised by the Fund’s independent auditors during the recent audit, and had devoted enormous amounts of its staff’s time to this effort.  They also registered their considered judgment that changes to CAMCO’s procedures with respect to managing the Fund were a reasonable and good faith effort to address the types of problems faced by the Fund.

CAPSTONE CHURCH CAPITAL FUND

ADDITIONAL INFORMATION (CONTINUED)

MARCH 31, 2011 (UNAUDITED)

They also noted that CAMCO had been diligent in recommending to the Board revisions to the Fund’s valuation procedures to address newly-emerging matters.  And it was the independent trustees’ expectation that CAMCO would keep them timely advised of developments going forward.  In determining whether to recommend to the full Board that the Fund’s investment advisory and administration contracts should be continued, the independent trustees also particularly noted that the overall health of CAMCO and the other Capstone entities appeared to be good.   The independent trustees therefore unanimously recommended to the full Board that the Fund’s investment advisory and administration contracts, as well as the Compliance Services Agreement, distribution agreement and Service Plan, should be continued and the full Board unanimously approved the continuation of each agreement and the Plan.

CAPSTONE CHURCH CAPITAL FUND

TRUSTEE AND EXECUTIVE OFFICERS

MARCH 31, 2011 (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the Trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by the Trustees and their affiliations, if any, with Capstone Asset Management Company ("Adviser") and Capstone Asset Planning Company (the "Distributor").

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held By Trustee
Interested Trustee

Edward L. Jaroski * 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 64	Trustee, President & Chairman of the Board	From 2004	President and Director of Capstone Asset Management Company, Capstone Asset Planning Company and Capstone Financial Services, Inc.; President, CEO and Director of Capstone Financial Solutions, LLC and CFS Consulting Services, LLC from November 2008-Present; President, CEO and Director of Roger H. Jenswold & Company, Inc. from March 2010-Presenrt.	6	Director - Theater Under the Stars
Independent Trustees

John R. Parker 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 65	Trustee	From 2004	Self-employed Investor Consultant	6	None

James F. Leary 15851 N. Dallas Parkway, #500 Addison, TX 75001 Age: 81	Trustee	From 2004	Financial Consultant; Managing Director of Benefit Capital Southwest	6	Director-Highland Funds Group; Director-Pacesetter Capital Group; Director-Homeowners of America Insurance Company since 2006.

CAPSTONE CHURCH CAPITAL FUND

TRUSTEE AND EXECUTIVE OFFICERS (CONTINUED)

MARCH 31, 2011 (UNAUDITED)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held By Trustee

Leonard B. Melley, Jr.** 6216 Yadkin Road Fayetteville, NC 28303 Age: 52	Trustee	From 2004	CEO/President of Freedom Stores, Inc.	6	None

John M. Briggs, CPA 435 Williams Road Wynnewood, PA 19096-1632 Age: 61	Director	From 2005	CPA, Former Treasurer of Susan G. Komen Breast Cancer Foundation from 2005 – 2011.	6	Director-Healthcare Services Group, Inc. Since 1992.
Executive Officers

Claude C. Cody, IV 5847 San Felipe Suite 4100 Houston, TX 77057 Age: 59	Sr. Vice President	From 2010	Sr. Vice President of Capstone Asset Management Company (2009- present); Director, Portfolio Manager/Analyst of Roger H. Jenswold & Company, Inc. (2005 – present). Officer of other Capstone Funds.	N/A	None

Scott Wynant 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 56	Sr. Vice President	From 2008

Sr. Vice President of Capstone Financial Solutions, LLC and CFS Consulting Services, LLC from November 2008-present; Senior Vice President of Roger H. Jenswold & Company, Inc. from March 2010-Presenrt; Executive Vice President of AG Financial Wealth Management Solutions, LLC from April 1997 – August 2008. Officer of other Capstone Funds

				N/A	None

CAPSTONE CHURCH CAPITAL FUND

TRUSTEE AND EXECUTIVE OFFICERS (CONTINUED)

MARCH 31, 2011 (UNAUDITED)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held By Trustee
Richard A. Nunn 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 65	Sr. Vice President, Secretary and Chief Compliance Officer	From 2004

Senior Vice President, Chief Compliance Officer and Secretary of Capstone Asset Management Company; Senior Vice President and Secretary of Capstone Financial Services, Inc.;  Senior Vice President, Chief Compliance Officer and Secretary of Capstone Financial Solutions, LLC from November 2008 – Present; Secretary of CFS Consulting Services, LLC from November 2008-Present; Senior Vice President, Chief Compliance officer and Secretary of Roger H. Jenswold & Company, Inc. from March 2010-Present; Officer of other Capstone Funds; MGL Consulting Corporation, independent consultants, Vice President Regulatory Affairs, 2000-present.  Richard A. Nunn, CPA, Business Consulting.

				N/A	None

Kimberly A. Wallis 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 44	Asst. Vice President Compliance; also, since August 24, 2006, Asst. Secretary	From 2004

Asst. Vice President Compliance and Assistant Secretary of Capstone Asset Management Company and Capstone Financial Services, Inc.; Senior Vice President Compliance, Chief Compliance Officer and Secretary of Capstone Asset Planning Company, Asst. Vice President Compliance and Asst. Secretary of Capstone Financial Solutions, LLC from November 2008 - Present; Assistant Secretary of CFS Consulting Services, LLC from November 2008 – Present; Asst. Vice President Compliance and Asst. Secretary of Roger H. Jenswold & Company, Inc. from March 2010-Present; Officer of other Capstone Funds.

				N/A	None

CAPSTONE CHURCH CAPITAL FUND

TRUSTEE AND EXECUTIVE OFFICERS (CONTINUED)

MARCH 31, 2011 (UNAUDITED)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held By Trustee
Carla Homer 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 52	Treasurer and Principal Financial Accounting Officer	From 2004

Treasurer of Capstone Asset Management Company, Capstone Asset Planning Company and Capstone Financial Services, Inc.; Treasurer of Capstone Financial Solutions, LLC and CFS Consulting Services, LLC from November 2008 – Present; Treasurer of Roger H. Jenswold & Company, Inc. from March 2010-Present; Officer of other Capstone Funds.

				N/A	None

*

Mr.  Jaroski is an "interested person" of the Capstone Church Capital Fund, as defined in the Investment Company Act of 1940, because of his position with the Adviser and Administrator and the Distributor.

**	Mr. Melley is married to the sister of Mr. Jaroski's wife.

THIS PAGE WAS LEFT BLANK INTENTIONALLY

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Visit us online at
www.capstonechurchcapitalfund.com

Capstone Church Capital Fund

HOW TO GET MORE INFORMATION

Further information about the Fund is contained in:

The Statement of Additional Information ("SAI"). The SAI contains more detail about some of the matters discussed in this Prospectus. The SAI is incorporated into the Prospectus by reference.

Annual and Semi-Annual Reports about the Fund describe its performance and list its portfolio securities. They also include letters from Fund management describing the Fund's strategies and discussing market conditions and trends and their implications for the Fund.

You may obtain free copies of the SAI or reports, or other information about the Fund or your account by calling 1-800-262-6631.

You may also get copies of the SAI, reports, or other information about the Fund directly from the Securities and Exchange Commission ("SEC") by:

- visiting the SEC's public reference room. (Call 1-202-942-8090 for information or email publicinfo@sec.gov).
- sending a written request, plus a duplicating fee, to the SEC's Public Reference Section, Washington, D.C. 20549-0102.
- visiting the SEC's website — http://www.sec.gov/

The Fund's Investment Company Act File Number with the SEC is: 811-21662.

For more complete information about the Capstone Church Capital Fund, including charges and expenses, contact the Distributor to receive a prospectus. Please read it carefully before you invest or send money.

Capstone Asset Planning Company
5847 San Felipe, Suite 4100
Houston, Texas 77057
1-800-262-6631
info@capstonechurchcapitalfund.com

Item 2. Code of Ethics.

(a) As of the end of the period covered by the contained in Item 1 of this Form N-CSR, the registrant has adopted a code of ethics (“Code”), as defined in Item 2 of Form N-CSR, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

This code of ethics is included as an exhibit.

(b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant's Board of Trustees has determined that the Registrant has at least one Audit Committee Financial Expert serving on its Audit Committee.

3(a)(2) The Audit Committee Financial Expert is John Briggs, who is "Independent" for purposes of this item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6.  Schedule of Investments.

A Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.  Proxy Voting Policies and Procedures

Capstone Asset Management Co.

Proxy Voting Policies and Procedures

Adopted:

March 1, l994

Revised:

May 1, 1999

Further Revised:  June 30, 2003

Further Amended:  July 8, 2004

Amended:  September 18, 2008

I.

Statement of Policy

It is the policy of Capstone Asset Management Company ("CAMCO") to vote proxies on securities held by its clients for which CAMCO exercises voting authority, including CAMCO's registered investment company clients, ("Clients") in the best interests of those Clients and without regard to the interests of the Adviser or any other client of the Adviser, and of Fund shareholders, in accordance with CAMCO's fiduciary duties under applicable law and in compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act").  CAMCO has adopted these proxy voting policies and procedures ("Procedures") for the voting of proxies relating to securities held in client accounts as to which CAMCO has voting authority, directly or indirectly.  Indirect voting authority exists where CAMCO's voting authority is implied by a general obligation of investment authority without reservation of proxy voting authority.  The Boards of Directors/Trustees of investment companies ("Funds") for which CAMCO acts as investment adviser, and for which CAMCO has discretionary authority to vote proxies, have directed CAMCO to follow these Procedures in voting proxies for the Funds.

II.

Limitations on Policy

a.

Client Instructions or Restrictions - CAMCO's exercise of voting rights for Client securities is subject to any applicable implementable instructions or restrictions that may be imposed by a particular Client, from time to time.  In such a case, CAMCO may vote proxies for a particular Client differently from those voted for a Client that does not provide instructions or restrictions.

b.

c.

Securities on Loan - CAMCO may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its client's overall best interests not to vote.  Such determination may apply in respect of all client holdings of the securities or only certain specified clients, as the Adviser deems appropriate under the circumstances.  As examples, CAMCO may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to clients of voting the securities.

III.

Conflicts of Interest

If CAMCO determines that voting proxies with respect to a particular security would involve a material conflict between the interests of CAMCO and its affiliates, on the one hand, and those of one or more Clients, on the other, CAMCO will choose one of the following options:

o

Cause the proxies to be "echo voted" -- i.e., in the same proportion as the votes of non-Client holders of the particular security;

o

o

Refer the voting decision to the Client;

o

Obtain from the Client an acknowledgement and waiver of the conflict to permit CAMCO to vote the proxies in accordance with the policies described in Appendix A.

IV.

Administration

a.

Obtaining Proxy Statements.  CAMCO will take reasonable steps to assure that proxy statements are received from Clients' custodian(s), or any other appropriate person, in a timely manner.  A list of accounts for which CAMCO is required to vote proxies will be maintained.  Periodically a comparison will be performed between proxies received and those proxies required to be voted by CAMCO.  Any discrepancies will be resolved promptly.

b.

Disclosure.  CAMCO will comply with applicable requirements of the Securities and Exchange Commission regarding disclosures to Clients about these Procedures and about particular proxy votes.  In particular, CAMCO will: provide Clients with a description of these Procedures; provide a copy of these Procedures to any Client upon request; and disclose to Clients how they may obtain information from CAMCO about particular proxy votes.

c.

Records.   CAMCO will make, maintain and preserve records related to these Procedures in accordance with applicable regulatory requirements.

d.

Proxy Voting Responsibility.  .

CAMCO has appointed the Chief Investment Officer, or his designee, to be the Proxy Officer responsible for proxy voting (see Appendix B).  The Proxy Officer’s responsibility is to do the following:

o

Supervise the proxy voting process, including the identification  of material conflicts of  interest involving the Adviser and the proxy voting process in respect of securities owned by or on behalf of such clients;

o

Determine how to vote proxies relating to issues not covered by these guidelines; and

o

Determine when the Adviser may deviate from these guidelines.

e.

Compliance Responsibility.  CAMCO has designated the Chief Compliance Officer, or his designee, to monitor compliance with these Procedures and with applicable regulatory requirements.  One or more proxy assistants will be appointed by CAMCO to assist the Chief Investment Officer with his responsibilities.  The proxy assistant may vote on his behalf the routine items as set forth below.

f.

Review of Procedures.  CAMCO will review these Procedures from time to time to assure their continuing appropriateness.

APPENDIX A

PROXY VOTING POLICIES

I. The Board of Directors

A.  Voting on Director Nominees in Uncontested Elections

We will generally vote for nominees.  If we vote against management, the reasons for this decision will be kept in CAMCO's records.

B.  Chairman and CEO are the Same Person

We vote, on a case-by case basis, on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C.  Majority of Independent Directors

Shareholder proposals that request that the board be comprised of a majority of independent directors are evaluated on a case by-case basis.

Shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively are reviewed on a case-by-case basis.

D.  Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.  Term of Office

We vote against shareholder proposals to limit the tenure of outside directors.

F.  Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

G.  Charitable Contributions

Votes for shareholder proposals to eliminate, direct or otherwise restrict charitable contributions are evaluated on a case-by case basis.

H.  Management Prerogatives

We vote against shareholder proposals the effect of which we believe falls correctly under the perview of management.

II. Proxy Contests

A.  Voting for Directors Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

o

long-term financial performance of the target company relative to its industry

o

management's track record

o

background to the proxy contest

o

qualifications of director nominees (both slates)

o

evaluation of what each side is offering shareholders as well as the likelihood that the proposed objective and goals can be met

o

stock ownership positions.

B.  Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

III. Auditors

Ratifying Auditors

o

We will generally vote for the selection of auditors.  If we vote against the selection of auditors, the reasons for this decision will be kept in CAMCO's records.

o

We vote for shareholder proposals that prohibit the audit firm from providing consulting services.

o

We examine on a case-by-case basis, proposals to limit the term of successive engagements of any one audit firm.

IV. Proxy Contest Defenses

A.  Board Structure:  Staggered vs. Annual Elections

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

B.  Shareholder Ability to Remove Directors

We vote against proposals that provide that directors may be removed only for cause.

We vote for proposals to restore shareholder ability to remove directors with or without cause.

We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.  Cumulative Voting

We vote against proposals to eliminate cumulative voting.

We vote for proposals to permit cumulative voting.

D.  Shareholder Ability to Call Special Meetings

Proposals allowing shareholders to call special meetings are evaluated on a case by case basis.

We generally vote against proposals to restrict or prohibit shareholder ability to call special meetings.

We generally vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E.  Shareholder Ability to Act by Written Consent

We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

We vote for proposals to allow or make easier shareholder action by written consent.

F.  Shareholder Ability to Alter the Size of the Board

We vote for proposals that seek to fix the size of the board.

We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V.  Tender Offer Defenses

A.  Poison Pills

We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

We review, on a case-by-case basis, shareholder proposals to redeem a company's poison pill.

We review, on a case-by-case basis, management proposals to ratify a poison pill.

B.  Fair Price Provisions

We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more that a majority of disinterested shares.

We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C.  Unequal Voting Rights

We vote against dual class exchange offers.

We vote against dual class recapitalizations.

D.  Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote for shareholder proposals to lower supermajority shareholder voter requirements for charter and bylaw amendments.

E.  Supermajority Shareholder Vote Requirement to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

VI. Miscellaneous Governance Provisions

Confidential Voting

We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:  In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy remains in place.  If the dissidents do not agree, the confidential voting policy is waived.

We vote for management proposals to adopt confidential voting.

VII. Capital Structure

A.  Common Stock Authorization

We review, on a case-by-case basis, proposals to increase the number of shares of common stock authorized for issue.

B.  Blank Check Preferred Authorization

We vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review, on a case-by-case basis, proposals that would authorize the creation of new classes or preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review, on a case-by-case basis, proposals to increase the number of authorized blank check preferred shares.

C.  Shareholder Proposals Regarding Blank Check Preferred Stock

We vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

D.  Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock

G.  Preemptive Rights

We review, on a case-by-case basis, proposals to create or abolish preemptive rights.  In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

H.  Debt Restructurings

We review, on a case-by-case basis, proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.  We consider the following issues:

o

Dilution -- How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earning be?

o

Change in Control -- Will the transaction result in a change of control of the company?

o

Bankruptcy -- Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.  Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VIII. Executive and Director Compensation

In general, we vote, on a case-by-case basis, on executive and director compensation plans, with the view that viable compensation programs reward the creation of shareholder wealth by having a high payout sensitivity to increases in shareholder value.

A.  Shareholder Proposals to Limit Executive and Director Pay

We review, on a case-by-case basis, all shareholder proposals that seek additional disclosure of executive and director pay information.

We review, on a case-by-case basis, all other shareholder proposals that seek to limit executive and director pay.

B.  Golden and Tin Parachutes

We review, on a case-by-case basis, all proposals to ratify or cancel golden or tin parachutes.

C.  Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

D.  401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

IX. State of Incorporation

A.  Voting on State Takeover Statutes

We review, on a case-by-case basis, proposals to opt in or out of share takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, shareholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.  Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a case-by-case basis.

X.  Mergers and Corporate Restructurings

A.  Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

o	anticipated financial and operating benefits;
o	offer price (cost vs. premium).

B.  Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

C.  Spin-offs

Votes on spin-offs are considered on a case-by-case basis, depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.  Asset Sales

Votes on asset sales are made, on a case-by-case basis, after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.  Liquidations

Votes on liquidations are made, on a case-by-case basis, after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executive managing the liquidation.

F.  Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

G.  Changing Corporate Name

We generally vote for changing the corporate name.  If we vote against the proposed change, the reasons will be noted in CAMCO's records.

XI. Mutual Fund Proxies

A.  Election of Directors/Trustees

We vote on director/trustee nominees on a case-by-case basis.

B.  Investment Advisory Agreement

We vote on investment advisory agreements on a case-by-case basis.

C.  Fundamental Investment Restrictions

We vote on amendments to a fund's fundamental investment restrictions on a case-by-case basis.

D.  Distribution Agreements

We vote on distribution agreements on a case-by-case basis.

XII. Social and Environmental Issues

We vote on shareholder proposals on social and environmental issues on a case-by-case basis.

APPENDIX B

1.  Proxy Officers

     Dan Watson

     John Wolf, designee

    Proxy Assistant

     Linda Edney

2.  Individual Responsible for Monitoring Procedure Compliance

     Richard Nunn

     Kimberly Wallis-McLaney, designee

PROXY VOTING -- ADDENDUM

We generally vote routine proxies for management's proposals.  If we vote against management, CAMCO will keep a record of the reasons for such votes.

Routine issues include:

o	Re-election of board members
o	Name changes
o	Appointment of auditors or other professionals

Our guidelines on non-routine issues will be revised from time to time based on our research.  We will vote on these matters generally in accordance with our guidelines, subject to our fiduciary duty and any legal requirements binding the applicable client's proxy votes.  If we vote otherwise than in accordance with our guidelines, the reasons will be noted in CAMCO's records.

Non-routine issues include:

o	Acquisitions
o	Mergers
o	Spin-offs
o	Significant changes in the By-Laws, Articles of Incorporation, etc.
o	Anti-takeover provisions, poison pills
o	Rights offerings
o	Measure in authorized shares of common or preferred stock

Item 8.  Portfolio Manager of Closed-End Funds.

The portfolio manager is Claude C Cody.  Claude Cody began his investment career in 1976 as a securities analyst for American General Insurance Company in Houston.  Later he was promoted to portfolio manager in the equity department.  After American General, Mr. Cody managed fixed income and equity portfolios for a variety of financial institutions that included pension funds, savings institutions, insurance companies and mutual funds.  Most recently, he was a Senior Portfolio Manager at AIM Management and was responsible for the AIM Balanced Fund.  Mr. Cody joined Capstone Asset Management Company as a Senior Vice President in 2009 and became a co-lead portfolio manager of the Fund on January 28, 2010.  Effective August 1, 2010, Mr. Cody became the Fund’s sole portfolio manager.

The numbers of registered investment company accounts and private accounts, and assets in each category, managed by the portfolio manager as of March 31, 2010 is indicated in the following table. The portfolio manager referenced in the table below does not manage any pooled investment vehicles other than registered investment companies.

Portfolio Manager	Number of Registered Investment Companies	Assets under management (in millions)	Number of Private Accounts	Assets under management (in millions)	Total Assets (in millions)

Claude C. Cody	2	$186,178,931	59	$48,608,133	$234,787,064

None of the accounts managed by the portfolio manager has a performance fee-based investment advisory fee. The compensation of the portfolio manager is derived  75% from base salary and 25% from CAMCO's profit sharing plan. The portfolio manager participates in normal corporate benefits, including group life and health insurance, 401(k) plan with a corporate matching contribution calculated in the same manner as for all other participating employees, and vacation.

 Ownership of Securities:

The following table shows the dollar range of shares of the Fund owned by the Portfolio Manager as of March 31, 2011, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Fund Shares Owned
Claude C. Cody	$0

(b)                                 Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11.  Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the registrant’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

The Code of Ethics Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPSTONE CHURCH CAPITAL FUND

By /s/Edward L. Jaroski

   Edward L. Jaroski

   President

Date June 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Edward L. Jaroski

   Edward L. Jaroski

   President

Date June 3, 2011

By /s/Carla Homer

   Carla Homer

   Treasurer

Date June 3, 2011